UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05639

Pacholder High Yield Fund, Inc.

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (513) 985-3200

Date of fiscal year end: December 31

Date of reporting period: January 1, 2009 through December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

PACHOLDER HIGH YIELD FUND, INC.

Directors and Officers

Fergus Reid, III

Chairman and Director

William J. Armstrong

Director

John F. Finn

Director

Dr. Matthew Goldstein

Director

Robert J. Higgins

Director

Frankie D. Hughes

Director

Peter C. Marshall

Director

Marilyn McCoy

Director

William G. Morton, Jr.

Director

Robert A. Oden, Jr.

Director

Frederick W. Ruebeck

Director

James J. Schonbachler

Director

Leonard M. Spalding, Jr.

Director

George C.W. Gatch

President

Robert L. Young

Senior Vice President

Patricia A. Maleski

Vice President, Chief Administrative Officer and Treasurer

Stephen M. Ungerman

Chief Compliance Officer

Frank J. Nasta

Secretary

Investment Objective

A closed-end fund seeking a high level of total return

through current income and capital appreciation by

investing primarily in high-yield, fixed income securities

of domestic companies.

Investment Advisor

J.P. Morgan Investment Management Inc.

Administrator

JPMorgan Funds Management, Inc.

Custodian

JPMorgan Chase Bank, N.A.

Transfer Agent

Computershare Investor Services, LLC

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Independent Directors’ Counsel

Kramer Levin Naftalis & Frankel LLP

Executive Offices

Pacholder High Yield Fund, Inc.

245 Park Avenue

New York, NY 10167

Shareholder Services

(877) 217-9502

Please visit our web site, www.phf-hy.com, for information on the Fund’s NAV, share price, news releases, and SEC filings. We created this site to provide stockholders quick and easy access to the timeliest information available regarding the Fund.

This report is for the information of stockholders of Pacholder High Yield Fund, Inc. It is not a prospectus, offering circular or other representation intended for use in connection with the purchase or sale of shares of the Fund or any securities mentioned in this report.

PACHOLDER HIGH YIELD FUND, INC.

ANNUAL REPORT

DECEMBER 31, 2009

PACHOLDER HIGH YIELD FUND, INC.

(Unaudited)

Dear Stockholders:

After a difficult 2008, which was characterized by a flight to quality, the high yield market reversed course in 2009 and finished with its strongest year on record. Beginning in late March and April, the emergence of evidence the economy was stabilizing and a host of actions out of Washington D.C., lifted sentiment in an environment starved for good news. Money flowed into the asset class and led to the re-emergence of high yield capital market activity.

With default volumes continuing to steadily fall and initial jobless claims, manufacturing, and consumer confidence surveys all pointing in the right direction, high yield bonds and loans managed to successfully absorb an influx of new deal volume and conclude 2009 on a high note. According to Moody’s, the global high yield default rate ended the year at 12.5%, up from 4.0% a year ago. Moody’s predicts that the global default rate will decline to 3.3% in 2010.

For the year, the Pacholder High Yield Fund, Inc. (the “Fund”) returned 112.51% based on Net Asset Value (“NAV”) compared to the 63.70% average total return of the Morningstar Closed-End High Yield Category, and the 54.33% return of the Credit Suisse High Yield Index, Developed Countries Only (the “Index”). For the quarter ended December 31, 2009, the Fund returned 11.09% based on NAV compared to the 8.54% average total return of the Morningstar Closed–End High Yield Category, and the 6.28% return of the Index.

The Fund’s relative outperformance in the fourth quarter and for the year was enhanced due to its leverage obtained through its Auction Rate Preferred Shares (“ARPS”). From a macro perspective the Fund’s excess return for the year was from increasing the allocation to cyclical, higher yielding sectors, which outperformed, and decreasing the allocation to relatively defensive, lower yielding sectors, which underperformed the overall Index. The allocation to BB rated securities was reduced by approximately 13%, from 30% to 17%. The BB rated sector returned 37.32%, approximately 1,700 basis points less than the Index’s return for 2009. The allocation to CCC rated securities was increased by approximately 3%, from 15% to 18%. For 2009, CCC rated sectors of the Index returned 94.20%, approximately 4,000 basis points greater than the overall Index. In addition, during 2009 the allocation was increased in the following cyclical, higher yielding sectors: Financial, Housing, and Retail, all of which outperformed the Index. Sources of liquidity to increase allocations to the above mentioned sectors largely came from a decrease in the following sectors: Food and Tobacco, Healthcare, Manufacturing and Utilities, all of which underperformed the Index. The sectors which contributed the most excess return for the year were; Aerospace, Chemicals, Forest Products & Containers, Gaming & Leisure, Information Technology, Media & Telecommunication and Transportation sectors. The sectors which detracted the most from 2009’s return were Food and Tobacco, Healthcare, Housing (the Fund was underweight relative to the Index), and Services sectors.

The Fund is well diversified, with investments in 254 issuers in 44 different industries. As of December 31, 2009 the Fund’s largest industry sector concentration was in media, which accounted for 7.24% of its market value. For the year, the average price of securities in the Index rose 31.76 points from 61.59 to 93.35 (calculated to the worst call date), the average yield dropped 1,023 basis points (bps) from 18.95% to 8.72% and the spread over the comparable Treasury tightened 1,073 bps from 1,707 bps to 634 bps.

Auction Rate Preferred Shares and Dividend

Since February 2008, most auctions for preferred shares of closed-end funds and auction rate securities of other issuers failed. The weekly auction for the Fund’s ARPS failed since February 13, 2008. Since that time, a number of broker-dealers announced that they will offer to repurchase auction rate securities from certain of their clients. Any action taken by the Fund to provide liquidity to the ARPS must be in the best interest of the Fund as a whole.

From January 2009 to February 2010, the Fund paid a monthly dividend of $0.055 per common share. On February 25, 2010, the Fund declared a distribution of $0.060 per common share payable on March 31, 2010 to shareholders of record on March 26, 2010. The Board of Directors also authorized the Fund to increase the amount of monthly dividends from $0.055 to $0.060 per common share beginning with the March 2010 dividend. The Fund anticipates paying a monthly dividend of $0.060, subject to market conditions and the requirement that the Fund maintain an asset coverage of at least 200% of the ARPS after payment of dividends.

PACHOLDER HIGH YIELD FUND, INC.

(Unaudited)

Fund Strategy

Investors’ desire for yield, improved liquidity, a more favorable economic outlook and declining default risk continue to positively impact the high yield market. Despite this improved environment, security selection and sector allocation remain important. We have selectively added to our holdings in lower-rated and more cyclical issuers when our fundamental analysis indicates they represent an attractive risk/reward opportunity.

As always, we appreciate your interest in the Fund and look forward to your continued support.

Sincerely,

George C.W. Gatch

President

The performance quoted is past performance and is not a guarantee of future results. Closed-end funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

Securities rated below investment grade are called “high-yield bonds,” “non-investment grade bonds,” “below investment-grade bonds,” or “junk bonds.” They generally are rated in the fifth or lower rating categories of Standard & Poor’s and Moody’s Investors Service. Although these securities tend to provide higher yields than higher rated securities, there is a greater risk that the Fund’s share value will decline. Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

Opinions and estimates offered constitute our judgment and are subject to change without notice, as are statements of financial market trends, which are based on current market conditions. We believe the information provided here is reliable, but do not warrant its accuracy or completeness. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. The views and strategies described may not be suitable for all investors. This material has been prepared for informational purposes only, and is not intended to provide, and should not be relied on for, accounting and legal or tax advice. References to future returns are not promises or even estimates of actual returns a client portfolio may achieve. Any forecasts contained herein are for illustrative purposes only and are not to be relied upon as advice or interpreted as a recommendation.

Portfolio Holdings Availability

No sooner than 10 days after the end of each month, the Fund’s uncertified complete schedule of its portfolio holdings will be available on our website (www.phf-hy.com). In addition, the Fund files its certified, complete schedule of its portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available, without charge, on the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

No sooner than 10 calendar days after the end of each month, the Fund’s top ten holdings as of the last day of each month as well as certain other fund facts and statistical information will also be available on the Fund’s website.

PACHOLDER HIGH YIELD FUND, INC.

(Unaudited)

Figure 1

Total Return **	Net Asset Value (NAV)	Market Price
1 Year	112.51%	126.57%
5 Year	7.25%	5.46%
10 Year	7.23%	8.23%
Price per share at December 31, 2009	$7.79	$7.38

**	Total returns assume the reinvestment off all dividends and capital gains, if any. Total returns shown are average annual returns unless otherwise noted.

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments

As of December 31, 2009

Description	Par (000)		Value	Percent of Net Assets*

CORPORATE BONDS — 106.4%
CONSUMER DISCRETIONARY — 31.1%
AEROSPACE & DEFENSE — 0.3%
DigitalGlobe, Inc., Private Placement, Sr Nt, 10.500%, 05/01/14[2]	$250		$267,500	0.3%

AUTO COMPONENTS — 1.5%
Affinia Group, Inc., Nt, 9.000%, 11/30/14	425		412,250	0.4
American Tire Distributors, Inc., Nt, 10.750%, 04/01/13	435		398,025	0.4
DPH Holdings Corp., 7.125%, 05/01/29[1,4]	725		7,250	0.0	[12]
Exide Technologies, 10.500%, 03/15/13	255		258,188	0.3
United Components, Inc., Sr Nt, PIK, 9.250%, 12/15/13	250		212,500	0.2
United Components, Inc., Sr Nt, 9.375%, 06/15/13	250		241,250	0.2

			1,529,463	1.5
AUTOMOBILES — 2.2%
Ford Holdings LLC, 9.300%, 03/01/30	112		103,040	0.1
9.375%, 03/01/20[10]	150		141,375	0.2
Ford Motor Co., 7.750%, 06/15/43	750		573,750	0.6
8.900%, 01/15/32	125		110,625	0.1
Ford Motor Co., Nt, 9.980%, 02/15/47	125		116,250	0.1
Motors Liquidation Co., 0.000%, 03/15/36[1,4]	55		7,425	0.0	[12]
5.250%, 03/06/32	25		143,855	0.1
6.250%, 07/15/33	15		84,951	0.1
7.250%, 04/15/41	—	[11]	1,131	0.0	[12]
7.250%, 07/15/41	—	[11]	498	0.0	[12]
7.250%, 02/15/52	7		37,681	0.0	[12]
7.375%, 05/15/48	10		49,986	0.1
7.375%, 10/01/51	—	[11]	1,328	0.0	[12]
Motors Liquidation Co., Debentures, 6.750%, 05/01/28[1,4]	50		12,750	0.0	[12]
8.100%, 06/15/24[1,4]	1,725		448,500	0.5
8.375%, 07/15/33[1,4,6]	425		114,750	0.1
Navistar International Corp., 8.250%, 11/01/21	225		230,625	0.2

			2,178,520	2.2

Description	Par (000)	Value	Percent of Net Assets*

BROADCASTING & CABLE TV — 4.2%
Adelphia Communications Corp., 6.000%, 02/15/06[1,4]	$125	$—	0.0%
Adelphia Communications Corp., Sr Nt, 8.125%, 07/15/03[1,4]	750	26,250	0.0	[12]
9.375%, 11/15/09[1,4]	560	19,600	0.0	[12]
Adelphia Recovery Trust, Contingent Value[1]	1,297	46,688	0.0	[12]
CCO Holdings LLC/CCO Holdings Capital Corp., 8.750%, 11/15/13	300	307,875	0.3
Charter Communications Holdings LLC/Charter Communications Operating Capital, 10.875%, 09/15/14	500	560,000	0.5
Inmarsat Finance plc, Private Placement, (United Kingdom), 7.375%, 12/01/17[2]	100	102,250	0.1
Intelsat Bermuda Ltd., Private Placement, Sr Nt, (Bermuda), 11.250%, 02/04/17[2,7]	275	275,687	0.3
Intelsat Intermediate Holding Co. Ltd., (Bermuda), 0.000%, 02/01/15[7]	200	205,500	0.2
Intelsat Jackson Holdings Ltd., Nt, (Bermuda), 11.250%, 06/15/16	85	92,013	0.1
Intelsat Jackson Holdings Ltd., Private Placement, Sr Nt, (Bermuda), 8.500%, 11/01/19[2]	150	154,500	0.1
Intelsat Subsidiary Holding Co. Ltd., (Bermuda), 8.875%, 01/15/15[10]	750	776,250	0.8
Mediacom LLC / Mediacom Capital Corp., Private Placement, 9.125%, 08/15/19[2]	156	159,120	0.2
Telesat Canada/Telesat LLC, (Canada), 11.000%, 11/01/15	275	298,375	0.3
12.500%, 11/01/17[10]	150	165,000	0.2
UPC Germany GmbH, (Germany), 8.125%, 12/01/17[2]	150	151,687	0.1
Virgin Media Finance plc, (United Kingdom), 8.375%, 10/15/19	75	77,156	0.1

See Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2009

Description	Par (000)	Value	Percent of Net Assets*

BROADCASTING & CABLE TV (continued)
Virgin Media Finance plc, Sr Nt, (United Kingdom), 9.125%, 08/15/16	$450	$474,188	0.5%
XM Satellite Radio, Inc., Private Placement, Sr Nt, 13.000%, 08/01/13[2]	330	358,463	0.4

		4,250,602	4.2
DISTRIBUTORS — 0.2%
McJunkin Red Man Corp., Private Placement, Sr Nt, 9.500%, 12/15/16[2]	200	195,500	0.2

DIVERSIFIED CONSUMER SERVICES — 1.8%
Knowledge Learning Corp., Inc., Private Placement, Sr Sub Nt, 7.750%, 02/01/15[2,10]	700	672,000	0.7
Mac-Gray Corp., Sr Nt, 7.625%, 08/15/15[10]	650	631,312	0.6
Sotheby’s, 7.750%, 06/15/15	250	237,500	0.2
Stewart Enterprises, Inc., Sr Nt, 6.250%, 02/15/13[10]	324	315,495	0.3

		1,856,307	1.8
GAMING — 4.9%
Chukchansi Economic Development Authority, Private Placement, 8.000%, 11/15/13[2,6]	766	559,180	0.6
FireKeepers Development Authority, Private Placement, 13.875%, 05/01/15[2,10]	150	170,250	0.2
Harrah’s Operating Co., Inc., Private Placement, 10.000%, 12/15/18[2]	650	521,625	0.5
Harrahs Operating Escrow LLC/Harrahs Escrow Corp., Private Placement, 11.250%, 06/01/17[2,6]	250	261,562	0.3
Isle of Capri Casinos, Inc., Sr Nt, 7.000%, 03/01/14	400	356,000	0.4
Mandalay Resort Group, Sr Nt, 6.375%, 12/15/11	500	451,875	0.4
Mashantucket Western Pequot Tribe, 8.500%, 11/15/15[1,4]	820	200,900	0.2

Description	Par (000)	Value	Percent of Net Assets*

GAMING (continued)
Mashantucket Western Pequot Tribe, Private Placement, 5.912%, 09/01/21[2]	$475	$239,866	0.2%
MGM Mirage, Co. Guar, 7.625%, 01/15/17[6]	150	116,625	0.1
MGM Mirage, Private Placement, 11.375%, 03/01/18[2]	250	223,750	0.2
MGM Mirage, Sr Nt, 6.750%, 09/01/12[6]	172	153,510	0.1
San Pasqual Casino, Private Placement, 8.000%, 09/15/13[2]	500	467,500	0.5
Seminole Hard Rock Entertainment, Inc., Private Placement, VAR, 2.754%, 03/15/14[2]	500	411,875	0.4
Shingle Springs Tribal Gaming Authority, Private Placement, Sr Nt, 9.375%, 06/15/15[2,10]	1,000	760,000	0.8

		4,894,518	4.9
HOTELS, RESTAURANTS & LEISURE — 1.9%
Landry’s Restaurants, Inc., Private Placement, Sr Nt, 11.625%, 12/01/15[2,6]	180	190,800	0.2
Real Mex Restaurants, Inc., 14.000%, 01/01/13	200	194,000	0.2
Royal Caribbean Cruises Ltd., (Liberia), 6.875%, 12/01/13	28	27,510	0.0	[12]
Royal Caribbean Cruises Ltd., Sr Nt, (Liberia), 11.875%, 07/15/15[6]	231	267,094	0.3
Six Flags Operations, Inc., Private Placement, 12.250%, 07/15/16[1,2,4,6]	872	928,680	0.9
Speedway Motorsports, Inc., Sr Nt, 8.750%, 06/01/16	300	316,500	0.3
Universal City Development Partners Ltd., Private Placement, 8.875%, 11/15/15[2]	35	34,256	0.0	[12]
Universal City Development Partners Ltd., Private Placement, Sr Nt, 10.875%, 11/15/16[2]	40	40,100	0.0	[12]

		1,998,940	1.9

See Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2009

Description	Par (000)	Value	Percent of Net Assets*

HOUSEHOLD DURABLES — 1.1%
Beazer Homes USA, Inc., Sr Nt, 8.375%, 04/15/12	$27	$25,380	0.0%[12]
K Hovnanian Enterprises, Inc., Private Placement, Sr Nt, 10.625%, 10/15/16[2,10]	325	339,625	0.3
KB Home, Sr Nt, 5.875%, 01/15/15	250	231,250	0.2
M/I Homes, Inc., Sr Nt, 6.875%, 04/01/12	260	245,050	0.3
Meritage Homes Corp., Sr Nt, 7.000%, 05/01/14	250	238,750	0.3

		1,080,055	1.1
LEISURE EQUIPMENT & PRODUCTS — 0.0%[12]
Eastman Kodak Co., 7.250%, 11/15/13	60	49,500	0.0	[12]

MEDIA — 6.0%
Allbritton Communications Co., Sr Nt, 7.750%, 12/15/12	85	83,619	0.1
Barrington Broadcasting Group LLC and Barrington Broadcasting Capital Corp., Sr Sub Nt, 10.500%, 08/15/14	700	491,750	0.5
Block Communications, Inc., Private Placement, Sr Nt, 8.250%, 12/15/15[2,10]	800	777,000	0.8
Clear Channel Worldwide Holdings, Inc., Private Placement, Sr Nt, 9.250%, 12/15/17[2]	125	127,500	0.1
9.250%, 12/15/17[2]	500	515,000	0.5
Fisher Communications, Inc., Sr Nt, 8.625%, 09/15/14	500	479,375	0.5
Gannett Co., Inc., Private Placement, 8.750%, 11/15/14[2]	100	103,500	0.1
9.375%, 11/15/17[2]	135	139,388	0.1
Lamar Media Corp., Sr Sub Nt, 6.625%, 08/15/15	125	120,000	0.1
LBI Media, Inc., Sr Disc Nt, 11.000%, 10/15/13[7]	625	463,281	0.5
Nexstar Finance Holdings LLC/Nexstar Finance Holdings, Inc., Sr Disc Nt, 11.375%, 04/01/13[7]	479	362,535	0.4
Radio One, Inc., Sr Sub Nt, 6.375%, 02/15/13	500	366,875	0.4

Description	Par (000)	Value	Percent of Net Assets*

MEDIA (continued)
RH Donnelley, Inc., Private Placement, 11.750%, 05/15/15[1,2,4]	$650	$536,250	0.5%
Salem Communications Corp., Private Placement, Nt, 9.625%, 12/15/16[2]	125	130,937	0.1
Valassis Communications, Inc., Private Placement, 8.250%, 03/01/15	1,000	997,500	1.0
WMG Acquisition Corp., Sr Nt, Private Placement, 9.500%, 06/15/16[2]	100	107,125	0.1
WMG Holdings Corp., Nt, 9.500%, 12/15/14[7]	250	253,125	0.2

		6,054,760	6.0
MULTILINE RETAIL — 0.4%
Dollar General Corp., PIK, 11.875%, 07/15/17	69	79,695	0.1
HSN, Inc., 11.250%, 08/01/16	323	362,568	0.3

		442,263	0.4
SPECIALTY RETAIL — 5.4%
Asbury Automotive Group, Inc., Sr Nt, 8.000%, 03/15/14	79	77,618	0.1
Blockbuster, Inc., Private Placement, 11.750%, 10/01/14[2,6]	64	60,800	0.0	[12]
Burlington Coat Factory Warehouse Corp., 11.125%, 04/15/14[6]	1,450	1,497,125	1.5
14.500%, 10/15/14[7]	200	200,000	0.2
Collective Brands, Inc., 8.250%, 08/01/13	500	507,500	0.5
General Nutrition Centers, Inc., PIK, 5.178%, 03/15/14	461	429,883	0.4
KAR Auction Services, Inc., Sr Nt, 8.750%, 05/01/14	150	154,687	0.2
10.000%, 05/01/15	123	131,610	0.1
Michael’s Stores, Inc., Sr Nt, 0.000%, 11/01/16[7]	500	412,500	0.4
11.375%, 11/01/16[6]	325	342,062	0.3
NBC Acquisition Corp., 11.000%, 03/15/13[7]	280	172,200	0.2
Nebraska Book Co., Inc., 8.625%, 03/15/12[10]	365	313,900	0.3

See Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2009

Description	Par (000)	Value	Percent of Net Assets*

SPECIALTY RETAIL (continued)
Nebraska Book Co., Inc., Private Placement, 10.000%, 12/01/11[2]	$95	$96,188	0.1%
PEP Boys-Manny Moe & Jack, Sr Nt, 7.500%, 12/15/14	500	470,000	0.5
Toys R Us Property Co. LLC, Private Placement, Sr Sec’d Nt, 8.500%, 12/01/17[2]	285	289,987	0.3
Toys R Us, Inc., 7.875%, 04/15/13	300	301,500	0.3

		5,457,560	5.4
TEXTILES, APPAREL & LUXURY GOODS — 1.2%
Broder Brothers Co., Private Placement, PIK, 12.000%, 10/15/13[2,3,9]	399	291,226	0.3
Hanesbrands, Inc., Sr Nt, VAR, 3.831%, 12/15/14	500	473,125	0.5
Quiksilver, Inc., 6.875%, 04/15/15	500	410,000	0.4

		1,174,351	1.2

Total Consumer Discretionary		31,429,839	31.1

CONSUMER STAPLES — 6.7%
BEVERAGES — 0.6%
CEDC Finance Corp. International, Inc., Private Placement, 9.125%, 12/01/16[2]	145	149,350	0.2
Constellation Brands, Inc., Sr Nt, 8.375%, 12/15/14	315	335,475	0.3
Cott Beverages, Inc., Private Placement, Nt, 8.375%, 11/15/17[2]	105	108,413	0.1

		593,238	0.6
FOOD & STAPLES RETAILING — 2.4%
Golden State Foods Corp., Private Placement, Sr Sub Nt, 9.240%, 01/10/12[2,3,9]	1,550	1,550,000	1.5
Ingles Markets, Inc., 8.875%, 05/15/17	190	197,600	0.2
Rite Aid Corp., Debentures, 7.500%, 03/01/17	600	564,000	0.6
Tops Markets LLC, Private Placement, 10.125%, 10/15/15[2]	115	118,450	0.1

		2,430,050	2.4

Description	Par (000)	Value	Percent of Net Assets*

FOOD PRODUCTS — 2.1%
Bumble Bee Foods LLC, Private Placement, 7.750%, 12/15/15[2]	$115	$115,287	0.1%
Chiquita Brands International, Inc., Sr Nt, 8.875%, 12/01/15[6]	299	304,980	0.3
Dole Food Co., Inc., Private Placement, 8.000%, 10/01/16[2]	215	218,225	0.2
Eurofresh, Inc.,
15.000%, 11/19/16[3,9]	345	344,855	0.4
20.000%, 03/31/10[3,9]	115	114,952	0.1
JBS USA LLC/JBS USA Finance, Inc., Private Placement, 11.625%, 05/01/14[2]	325	368,063	0.4
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Private Placement, 9.250%, 04/01/15[2]	80	81,200	0.1
Smithfield Foods, Inc., Nt, 7.750%, 05/15/13[10]	575	557,750	0.5
Tom’s Foods, Inc., Sr Nt, 10.500%, 11/01/04[1,3,4,9]	872	8,718	0.0	[12]

		2,114,030	2.1
HOUSEHOLD PRODUCTS — 1.0%
Southern States Cooperative, Inc., Private Placement, 11.000%, 11/01/11[2,3,9]	500	500,000	0.5
Spectrum Brands, Inc., PIK, 12.000%, 08/28/19	531	520,061	0.5

		1,020,061	1.0
PERSONAL PRODUCTS — 0.2%
Revlon Consumer Products Corp., Private Placement, 9.750%, 11/15/15[2]	155	160,037	0.2

TOBACCO — 0.4%
Alliance One International, Inc., Private Placement, 10.000%, 07/15/16[2]	440	462,000	0.4

Total Consumer Staples		6,779,416	6.7

See Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2009

Description	Par (000)	Value	Percent of Net Assets*
ENERGY — 8.0%
ENERGY EQUIPMENT & SERVICES — 2.0%
Forbes Energy Services LLC/Forbes Energy Capital, Inc., 11.000%, 02/15/15	$750	$697,500	0.7%
Helix Energy Solutions Group, Inc., Private Placement, 9.500%, 01/15/16[2,10]	500	512,500	0.5
Key Energy Services, Inc., Sr Nt, 8.375%, 12/01/14	338	338,845	0.3
PHI, Inc., Co. Guar, 7.125%, 04/15/13	483	466,699	0.5

		2,015,544	2.0
OIL, GAS & CONSUMABLE FUELS — 6.0%
Alon Refining Krotz Springs, Inc., Private Placement, 13.500%, 10/15/14[2]	175	163,188	0.2
Antero Resources Finance Corp., Private Placement, Nt, 9.375%, 12/01/17[2]	200	204,000	0.2
El Paso Performance-Linked Trust, Private Placement, Sr Nt, 7.750%, 07/15/11[2,10]	500	512,581	0.5
Encore Acquisition Co., Sr Nt, 6.000%, 07/15/15[10]	1,000	1,000,000	1.0
Forest Oil Corp., Nt, 7.250%, 06/15/19	269	265,637	0.3
Gibson Energy ULC/GEP Midstream Finance Corp., Private Placement, (Canada), 11.750%, 05/27/14[2]	200	217,000	0.2
Holly Corp., Private Placement, 9.875%, 06/15/17[2]	70	73,675	0.1
Newfield Exploration Co., Nt, 6.625%, 09/01/14	200	202,000	0.2
Range Resources Corp., 7.250%, 05/01/18	25	25,500	0.0	[12]
Range Resources Corp., Sr Sub Nt, 7.500%, 05/15/16	267	274,342	0.3
Swift Energy Co., Sr Nt, 7.125%, 06/01/17[10]	1,260	1,190,700	1.2
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 8.250%, 07/01/16	280	277,550	0.3

Description	Par (000)	Value	Percent of Net Assets*

OIL, GAS & CONSUMABLE FUELS (continued)
W&T Offshore, Inc., Private Placement, Sr Nt, 8.250%, 06/15/14[2]	$1,000	$950,000	0.9%
Western Refining, Inc., Private Placement, VAR, 7.754%, 06/15/14[2]	225	201,375	0.2
11.250%, 06/15/17[2]	225	203,625	0.2
Williams Partners LP / Williams Partners Finance Corp., 7.250%, 02/01/17	250	252,548	0.2

		6,013,721	6.0

Total Energy		8,029,265	8.0

FINANCIALS — 13.0%
COMMERCIAL BANKS — 2.1%
BankAmerica Capital II, Nt, Series 2, 8.000%, 12/15/26	30	29,400	0.0	[12]
Capital One Capital V, 10.250%, 08/15/39[10]	950	1,104,375	1.1
Credit Agricole S.A., Private Placement, (France), VAR, 6.637%, 05/29/49[2,14]	500	405,000	0.4
Wachovia Capital Trust III, VAR, 5.800%, 03/15/11[14]	760	581,400	0.6

		2,120,175	2.1
CONSUMER FINANCE — 5.5%
ACE Cash Express, Inc., Private Placement, Sr Nt, 10.250%, 10/01/14[2,3,9]	1,000	730,000	0.7
Ford Motor Credit Co. LLC, 8.700%, 10/01/14[10]	750	784,119	0.8
Ford Motor Credit Co. LLC, Nt, 8.000%, 12/15/16[10]	700	700,930	0.7
GMAC LLC, Private Placement, VAR, 2.456%, 12/01/14[2]	307	247,135	0.2
6.625%, 05/15/12[2,10]	158	154,840	0.2
7.000%, 02/01/12[2,10]	300	295,500	0.3
8.000%, 11/01/31[2]	1,592	1,432,800	1.4
SLM Corp., VAR, 0.582%, 01/27/14	100	77,141	0.1
5.000%, 06/15/18	30	23,061	0.0	[12]
5.050%, 11/14/14	463	417,616	0.4
5.375%, 05/15/14	240	221,369	0.2
8.450%, 06/15/18	528	521,006	0.5

		5,605,517	5.5

See Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2009

Description	Par (000)	Value	Percent of Net Assets*

DIVERSIFIED FINANCIAL SERVICES — 0.2%
CIT Group, Inc., Nt, 7.000%, 05/01/15	$240	$214,382	0.2%

INSURANCE — 4.9%
Crum and Forster Holdings Corp., 7.750%, 05/01/17[10]	600	570,750	0.6
HUB International Holdings, Inc., Private Placement, 9.000%, 12/15/14[2]	250	238,750	0.2
10.250%, 06/15/15[2,10]	900	828,000	0.8
Liberty Mutual Group, Inc., Private Placement, 7.500%, 08/15/36[2]	250	228,888	0.2
VAR, 10.750%, 06/15/58[2,10]	1,870	1,982,200	2.0
Nationwide Mutual Insurance Co., Private Placement, 8.250%, 12/01/31[2]	108	103,875	0.1
9.375%, 08/15/39[2]	175	184,741	0.2
USI Holdings Corp., Private Placement, Sr Sub Nt, 9.750%, 05/15/15[2,10]	842	767,272	0.8

		4,904,476	4.9
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.3%
DuPont Fabros Technology LP, Private Placement, Nt, 8.500%, 12/15/17[2]	105	106,706	0.1
Rouse Co. LP (The), 5.375%, 11/26/13[1,4]	125	120,156	0.1
Rouse Co. LP / TRC Co-Issuer, Inc., Private Placement, 6.750%, 05/01/13[1,2,4]	60	59,775	0.1

		286,637	0.3

Total Financials		13,131,187	13.0

HEALTH CARE — 5.4%
BIOTECHNOLOGY — 0.2%
Talecris Biotherapeutics Holdings Corp., Private Placement, 7.750%, 11/15/16[2]	200	203,000	0.2

HEALTH CARE PROVIDERS & SERVICES — 3.0%
HCA, Inc., 5.750%, 03/15/14[10]	195	183,300	0.2
HCA, Inc., Sec’d Nt, 9.250%, 11/15/16[10]	1,000	1,073,750	1.1

Description	Par (000)	Value	Percent of Net Assets*

HEALTH CARE PROVIDERS & SERVICES (continued)
Multiplan, Inc., Private Placement, 10.375%, 04/15/16[2]	$750	$731,250	0.7%
TeamHealth, Inc., Sr Sub Nt, 11.250%, 12/01/13	475	496,375	0.5
Tenet Healthcare Corp., Private Placement, 8.875%, 07/01/19[2,10]	500	540,000	0.5

		3,024,675	3.0
PHARMACEUTICALS — 2.2%
Celtic Pharma Phinco B.V., (Bermuda), 17.000%, 06/15/12[3,9]	1,584	950,328	0.9
Elan Finance plc/Elan Finance Corp., Private Placement, (Ireland), 8.750%, 10/15/16[2,6]	500	477,500	0.5
Elan Finance plc/Elan Finance Corp., Sr Nt, (Ireland), VAR, 4.273%, 11/15/11	830	780,200	0.8

		2,208,028	2.2

Total Health Care		5,435,703	5.4

INDUSTRIALS — 13.5%
AEROSPACE & DEFENSE — 0.0%[12]
Colt Defense LLC/Colt Finance Corp., Private Placement, 8.750%, 11/15/17[2]	25	25,813	0.0	[12]

AIRLINES — 3.0%
American Airlines, Pass Through Trust 1991, Collateral Trust Notes, 10.180%, 01/02/13[3,9]	1,054	895,743	0.9
American Airlines, Pass Through Trust 1991, Private Placement, Nt, 10.320%, 07/30/14[2,3,9]	670	509,407	0.5
Continental Airlines, Inc., Pass Thru Cert, 9.798%, 04/01/21[10]	1,420	1,232,159	1.2
Delta Air Lines, Inc., 8.300%, 12/15/29[1,4]	1,145	16,030	0.0	[12]
10.125%, 05/15/10[1,4]	500	7,000	0.0	[12]
Delta Air Lines, Inc., Private Placement, 9.500%, 09/15/14[2]	35	36,356	0.1

See Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2009

Description	Par (000)	Value	Percent of Net Assets*

AIRLINES (continued)
United Air Lines Pass Through Trust, Series 2007-1, Private Placement, Nt, VAR, 3.361%, 07/02/14[2,3,9]	$114	$74,339	0.1%
7.336%, 07/02/19[2]	87	61,225	0.0	[12]
United Air Lines, Inc., 10.400%, 11/01/16	200	210,750	0.2

		3,043,009	3.0
BUILDING PRODUCTS — 0.7%
AMH Holdings, Inc., Sr Nt, 11.250%, 03/01/14[7]	400	386,000	0.4
Associated Materials LLC/Associated Materials Finance, Inc., Private Placement, 9.875%, 11/15/16[2]	300	316,500	0.3

		702,500	0.7
COMMERCIAL SERVICES & SUPPLIES — 2.3%
Cenveo Corp., Private Placement, 10.500%, 08/15/16[2]	1,000	1,025,000	1.0
Cenveo Corp., Sr Sub Nt, 7.875%, 12/01/13	325	300,625	0.3
Harland Clarke Holdings Corp., VAR, 6.000%, 05/15/15[10]	350	286,125	0.3
9.500%, 05/15/15	625	580,469	0.6
Quebecor World Capital Escrow Corp., (Canada), 6.125%, 11/15/13[1,3,4,9]	1,415	49,525	0.1
6.500%, 08/01/27[1,3,4,9]	810	28,350	0.0	[12]
9.750%, 01/15/15[1,3,4,9]	585	20,475	0.0	[12]

		2,290,569	2.3
CONSTRUCTION & ENGINEERING — 1.1%
RSC Equipment Rental, Inc., 9.500%, 12/01/14[10]	818	819,022	0.8
United Rentals North America, Inc., 10.875%, 06/15/16	240	261,000	0.3

		1,080,022	1.1
ELECTRICAL EQUIPMENT — 0.3%
Belden, Inc., Private Placement, Sr Nt, 9.250%, 06/15/19[2,10]	125	132,031	0.1
General Cable Corp., VAR, 2.665%, 04/01/15	250	222,188	0.2

		354,219	0.3

Description	Par (000)	Value	Percent of Net Assets*

ELECTRONICS — 0.2%
Da-Lite Screen Co., Inc., 9.500%, 05/15/11	$200	$198,250	0.2%

INDUSTRIAL CONGLOMERATES — 2.0%
JB Poindexter & Co., Inc., Co. Guar, 8.750%, 03/15/14[10]	2,084	1,734,930	1.7
Milacron Escrow Corp., Sec’d Nt, 11.500%, 05/15/11[1,3,4,9]	1,182	—	0.0
Milacron Holdings, Inc., 10.000%, 12/20/14[3,9]	281	281,270	0.3

		2,016,200	2.0
INDUSTRIAL MACHINERY — 1.5%
RBS Global, Inc. & Rexnord Corp., Sr Sub Nt, 11.750%, 08/01/16[10]	410	405,900	0.4
RBS Global, Inc./Rexnord LLC, Private Placement, 9.500%, 08/01/14[2,10]	1,063	1,065,657	1.1

		1,471,557	1.5
MARINE — 0.8%
Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., Private Placement, 8.875%, 11/01/17[2]	165	171,394	0.2
Ultrapetrol Bahamas Ltd., 1st Mtg, (Bahamas), 9.000%, 11/24/14[10]	700	644,875	0.6

		816,269	0.8
ROAD & RAIL — 1.6%
Kansas City Southern Railway, Sr Nt, 8.000%, 06/01/15	250	259,063	0.2
Quality Distribution LLC/QD Capital Corp., Private Placement, 10.000%, 06/01/13[2]	850	794,750	0.8
PIK, 11.750%, 11/01/13[2]	750	600,000	0.6

		1,653,813	1.6
TRANSPORTATION SERVICES — 0.0%[12]
IdleAire Technologies Corp., Sr Disc Nt, 13.000%, 12/15/12[1,3,4,9]	1,415	14,150	0.0	[12]

Total Industrials		13,666,371	13.5

INFORMATION TECHNOLOGY — 4.7%
COMMUNICATIONS EQUIPMENT — 0.8%
Avaya, Inc., Private Placement, Sr Nt, 9.750%, 11/01/15[2,10]	800	776,000	0.8

See Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2009

Description	Par (000)	Value	Percent of Net Assets*

COMPUTERS & PERIPHERALS — 0.2%
Seagate Technology HDD Holdings, (Cayman Islands), 6.800%, 10/01/16	$250	$241,875	0.2%

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.1%
Intcomex, Inc., Private Placement, 13.250%, 12/15/14[2]	75	72,750	0.1
Sanmina-SCI Corp., Private Placement, Sr Nt, VAR, 3.004%, 06/15/14[2]	200	183,500	0.2
Smart Modular Technologies WWH, Inc., Sr Nt, (Cayman Islands), VAR, 5.790%, 04/01/12[3,9]	423	405,358	0.4
Viasystems, Inc., Private Placement, 12.000%, 01/15/15[2]	325	348,156	0.4

		1,009,764	1.1
INTERNET SOFTWARE & SERVICES — 0.1%
Terremark Worldwide, Inc., Private Placement, Sr Nt, 12.000%, 06/15/17[2]	125	138,125	0.1

IT SERVICES — 0.9%
First Data Corp., 9.875%, 09/24/15[10]	300	279,750	0.3
Stream Global Services, Inc., Private Placement, 11.250%, 10/01/14[2]	100	101,125	0.1
Unisys Corp., Private Placement, 12.750%, 10/15/14[2]	249	287,595	0.3
14.250%, 09/15/15[2]	201	234,165	0.2

		902,635	0.9
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.6%
Amkor Technology, Inc., Sr Nt, 7.750%, 05/15/13	300	304,875	0.3
NXP BV/NXP Funding LLC, Sr Nt, (Netherlands), VAR, 3.034%, 10/15/13[6]	400	332,000	0.4
7.875%, 10/15/14[10]	1,015	921,112	0.9

		1,557,987	1.6

Total Information Technology		4,626,386	4.7

Description	Par (000)	Value	Percent of Net Assets*

MATERIALS — 10.4%
CHEMICALS — 1.4%
PolyOne Corp., Nt, 8.875%, 05/01/12[10]	$800	$824,000	0.8%
Sterling Chemicals, Inc., 10.250%, 04/01/15	350	336,000	0.3
Terra Capital, Inc., Private Placement, Sr Nt, 7.750%, 11/01/19[2]	125	133,750	0.1
Westlake Chemical Corp., 6.625%, 01/15/16	150	143,438	0.2

		1,437,188	1.4
CONSTRUCTION MATERIALS — 0.8%
Hanson Ltd., (United Kingdom), 6.125%, 08/15/16	655	625,525	0.6
U.S. Concrete, Inc., Sr Sub Nt, 8.375%, 04/01/14	229	137,686	0.2

		763,211	0.8
CONTAINERS & PACKAGING — 2.7%
Berry Plastics Escrow LLC/Berry Plastics Escrow Corp., Private Placement, 8.250%, 11/15/15[2,10]	165	165,825	0.2
8.875%, 09/15/14[2,10]	150	145,875	0.1
Berry Plastics Holding Corp., Nt, 8.875%, 09/15/14	400	389,000	0.4
BWAY Corp., Private Placement, 10.000%, 04/15/14[2]	100	105,750	0.1
Constar International, Inc., Co. Guar, VAR, 3.647%, 02/15/12[10]	950	783,750	0.8
Plastipak Holdings, Inc., Private Placement, Sr Nt, 8.500%, 12/15/15[2]	300	307,875	0.3
Solo Cup Co., Sr Nt, 8.500%, 02/15/14[10]	808	789,820	0.8

		2,687,895	2.7
DIVERSIFIED MANUFACTURING — 1.0%
Polypore, Inc., Sr Sub Nt, 8.750%, 05/15/12	1,039	1,033,805	1.0

See Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2009

Description	Par (000)	Value	Percent of Net Assets*

METALS & MINING — 1.5%
Arch Western Finance LLC, 6.750%, 07/01/13	$100	$99,250	0.1%
FMG Finance Pty Ltd., Private Placement, (Australia), 10.625%, 09/01/16[2]	250	276,563	0.3
Massey Energy Co., Nt, 6.875%, 12/15/13	200	199,750	0.2
Murray Energy Corp., Private Placement, 10.250%, 10/15/15[2]	150	149,250	0.1
Wolverine Tube, Inc., Sr Nt, PIK, 15.000%, 03/31/12[3,9]	1,169	871,033	0.8

		1,595,846	1.5
PAPER & FOREST PRODUCTS — 3.0%
Abitibi-Consolidated Co. of Canada, Private Placement, Sr Nt, (Canada), 13.750%, 04/01/11[1,2,4]	212	211,975	0.2
Abitibi-Consolidated Co. of Canada, Sr Nt, (Canada), 6.000%, 06/20/13[1,4]	630	95,287	0.1
8.375%, 04/01/15[1,4]	1,395	202,275	0.2
Abitibi-Consolidated, Inc., Sr Nt, (Canada), 8.850%, 08/01/30[1,4]	25	3,625	0.0	[12]
Bowater Canada Finance Corp., Nt, (Canada), 7.950%, 11/15/11[1,4]	500	158,125	0.2
Jefferson Smurfit Corp., Sr Nt, 8.250%, 10/01/12[1,4]	334	293,920	0.3
NewPage Corp., Private Placement, 11.375%, 12/31/14[2,10]	1,000	1,010,000	1.0
Smurfit-Stone Container Enterprises, Inc., 8.375%, 07/01/12[1,4]	198	175,230	0.2
Smurfit-Stone Container Enterprises, Inc., Sr Nt, 8.000%, 03/15/17[1,4]	979	862,744	0.8

		3,013,181	3.0

Total Materials		10,531,126	10.4

Description	Par (000)	Value	Percent of Net Assets*

TELECOMMUNICATION SERVICES — 7.8%
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.4%
Clearwire Communications LLC/Clearwire Finance, Inc., Private Placement, 12.000%, 12/01/15[2]	$700	$710,500	0.7%
Frontier Communications Corp., 8.250%, 05/01/14	50	52,125	0.1
GCI, Inc., Private Placement, 8.625%, 11/15/19[2]	50	50,438	0.1
Global Crossing Ltd., Private Placement, (Bermuda), 12.000%, 09/15/15[2]	35	38,412	0.0	[12]
Level 3 Financing, Inc., Co. Guar, 9.250%, 11/01/14[10]	1,000	945,000	0.9
Qwest Corp., Sr Nt, 7.625%, 06/15/15[10]	1,015	1,050,525	1.0
Telcordia Technologies, Inc., Private Placement, VAR, 4.034%, 07/15/12[2]	350	320,688	0.3
Windstream Corp., Private Placement, 7.875%, 11/01/17[2]	320	316,000	0.3

		3,483,688	3.4
WIRELESS TELECOMMUNICATION SERVICES — 4.4%
Cricket Communications, Inc., 7.750%, 05/15/16	180	179,550	0.2
iPCS, Inc., Sr Nt, VAR, 2.406%, 05/01/13	110	102,850	0.1
MetroPCS Wireless, Inc., Sr Nt, 9.250%, 11/01/14	500	506,250	0.5
Nextel Communications, Inc., 7.375%, 08/01/15[10]	1,475	1,434,437	1.4
NII Capital Corp., Private Placement, 8.875%, 12/15/19[2]	315	306,731	0.3
10.000%, 08/15/16[2]	185	193,788	0.2
Sprint Nextel Corp., Nt, 6.000%, 12/01/16[10]	1,400	1,277,500	1.3
Wind Acquisition Finance S.A., Private Placement, (Luxembourg), 11.750%, 07/15/17[2]	200	218,500	0.2
Wind Acquisition Holdings Finance SpA, Private Placement, (Italy), 12.250%, 07/15/17[2]	205	201,925	0.2

		4,421,531	4.4

Total Telecommunication Services		7,905,219	7.8

See Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2009

Description	Par (000)	Value	Percent of Net Assets*

UTILITIES — 5.8%
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 5.4%
Calpine Construction Finance Co. LP and CCFC Finance Corp., Private Placement, 8.000%, 06/01/16[2]	$200	$206,000	0.2%
Calpine Corp., Private Placement, Sr Nt, 7.250%, 10/15/17[2]	354	339,840	0.3
Calpine Generating Co. LLC, Sec’d Nt, 0.000%, 04/01/11[1,4]	1,000	130,000	0.1
Dynegy Holdings, Inc., Sr Unsec’d Nt, 7.125%, 05/15/18	500	407,500	0.4
Dynegy Roseton/Danskammer Pass Through Trust, 7.670%, 11/08/16	500	482,500	0.5
Edison Mission Energy, Sr Nt, 7.750%, 06/15/16	1,000	850,000	0.9
Mirant Americas Generation LLC, Sr Nt, 8.500%, 10/01/21	500	475,000	0.5
North American Energy Alliance LLC/North American Energy Alliance Finance Corp., Private Placement, 10.875%, 06/01/16[2]	125	132,812	0.1
NRG Energy, Inc., Sr Nt, 7.250%, 02/01/14	250	253,125	0.2
7.375%, 01/15/17[10]	1,375	1,378,438	1.4
RRI Energy, Inc., 7.625%, 06/15/14	500	495,000	0.5
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15[6,7]	350	283,500	0.3

		5,433,715	5.4
MULTI-UTILITIES — 0.4%
Energy Future Holdings Corp., 10.875%, 11/01/17	450	367,875	0.4

Total Utilities		5,801,590	5.8

Total Corporate Bonds
(Cost $112,623,681)		107,336,102	106.4

Description	Par (000)		Value	Percent of Net Assets*

LOAN PARTICIPATIONS & ASSIGNMENTS — 26.8%
CONSUMER DISCRETIONARY — 8.3%
AUTOMOBILES — 0.6%
Ford Motor Co., Term Loan B, 3.240%, 12/15/13	$12		$11,403	0.0%[12]
3.290%, 12/15/13	703		648,073	0.6

			659,476	0.6
BROADCASTING & CABLE TV — 0.4%
Sirius Satellite Radio, Term Loan, 2.563%, 12/20/12	489		456,370	0.4

GAMING — 2.3%
Fontainebleau Las Vegas Holdings LLC, Delayed Draw Term Loan B, 0.000%, 06/06/14[4]	167		57,516	0.1
Fontainebleau Las Vegas Holdings LLC, Initial Term Loan, 0.000%, 06/06/14[4]	333		114,984	0.1
Harrah’s Operating Co., Inc., Term B-2 Loan, 3.282%, 01/28/15	1,006		815,307	0.8
HSP Gaming, Term Loan, 11.250%, 09/23/14	255		250,537	0.3
Venetian Macau, Term B Funded Project Loan, 4.760%, 05/25/13	1,112		1,052,020	1.0

			2,290,364	2.3
HOTELS, RESTAURANTS & LEISURE — 0.6%
Outback Steakhouse, Prefunded RC Commitment, 0.074%, 06/14/13	4		3,357	0.0	[12]
2.563%, 06/14/13	—	[11]	161	0.0	[12]
2.563%, 06/14/13	1		842	0.0	[12]
Outback Steakhouse, Term Loan B, 2.563%, 06/14/14	419		340,270	0.4
4.500%, 06/14/14	23		18,975	0.0	[12]
Six Flags Theme Parks, Inc., Term Loan B, 2.490%, 04/30/15	250		244,583	0.2

			608,188	0.6
MEDIA — 4.3%
Cengage Learning Acquisitions, Term Loan, 2.750%, 07/15/14	496		449,799	0.4

See Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2009

Description	Par (000)	Value	Percent of Net Assets*

MEDIA (continued)
Clear Channel Communications, Inc., Term Loan B, 0.000%, 01/29/16	$700	$571,812	0.6%
Dex Media West, Term Loan B, 7.000%, 10/24/14	43	39,597	0.0	[12]
Entercom Radio LLC, Term Loan A, 1.356%, 06/30/12	877	756,088	0.8
High Plains Broadcasting Operating Co. LLC, Term Loan, 9.000%, 09/14/16	193	165,352	0.2
Newport Television LLC, Term Loan, 9.000%, 09/14/16	732	627,740	0.6
Super Media, Inc., Term Loan, 11.000%, 12/31/15	396	384,444	0.4
Univision Communications, Inc., 1st Lien Term Loan, 2.501%, 09/20/14	1,500	1,297,125	1.3

		4,291,957	4.3
TEXTILES, APPAREL & LUXURY GOODS — 0.1%
Claire’s Stores, 0.000%, 12/31/49	81	65,094	0.1

Total Consumer Discretionary		8,371,449	8.3

CONSUMER STAPLES — 1.1%
FOOD & STAPLES RETAILING — 0.4%
Rite Aid Corp., Term Loan 3, 6.000%, 06/04/14	495	464,670	0.4

HOUSEHOLD PRODUCTS — 0.7%
Spectrum Brands, Inc., Letter of Credit, 1.500%, 06/30/12	24	23,900	0.0	[12]
Spectrum Brands, Inc., Term Loan B, 8.000%, 06/30/12	30	29,896	0.1
8.000%, 06/30/12	223	220,143	0.2
8.000%, 06/30/12	206	203,837	0.2
8.000%, 06/30/12	206	203,837	0.2
8.750%, 06/30/12	1	1,163	0.0	[12]

		682,776	0.7

Total Consumer Staples		1,147,446	1.1

Description	Par (000)	Value	Percent of Net Assets*

FINANCIALS — 2.9%
DIVERSIFIED FINANCIAL SERVICES — 2.0%
Capmark Financial Group, 1st Lien Term Loan, 4.000%, 03/23/11	$617	$481,295	0.5%
Capmark Financial Group, Term Loan Advance, 4.000%, 03/23/11	63	48,750	0.0	[12]
CIT Group, Inc., Initial Term Loan, 13.000%, 01/20/12	12	12,596	0.0	[12]
13.000%, 01/20/12	12	12,596	0.0	[12]
13.000%, 01/20/12	987	1,019,634	1.0
13.000%, 01/20/12	12	12,596	0.0	[12]
13.000%, 01/20/12	12	12,596	0.0	[12]
13.000%, 01/20/12	24	25,191	0.1
13.000%, 01/20/12	12	12,596	0.0	[12]
CIT Group, Inc., Tranche 1B Term Loan, 13.000%, 01/20/12	30	31,489	0.0	[12]
13.000%, 01/20/12	30	31,490	0.0	[12]
13.000%, 01/20/12	30	31,489	0.0	[12]
13.000%, 01/20/12	30	31,490	0.1
13.000%, 01/20/12	30	31,490	0.1
iStar Financial, 2nd Lien Term Loan, 0.000%, 06/28/11	250	206,875	0.2

		2,002,173	2.0
INSURANCE — 0.8%
HMSC Corp., 1st Lien Term Loan, 2.531%, 04/03/14	963	779,838	0.8

REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.1%
General Growth Properties, Term Loan A, 0.000%, 02/24/10	115	109,934	0.1

Total Financials		2,891,945	2.9

INDUSTRIALS — 2.4%
AIRLINES — 0.9%
Delta Airlines, Inc., 1st Lien Term Loan, 0.094%, 04/30/12	18	16,362	0.0	[12]
2.281%, 04/30/12	8	6,694	0.0	[12]
2.284%, 04/30/12	464	414,269	0.4

See Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2009

Description	Par (000)	Value	Percent of Net Assets*

AIRLINES (continued)
Delta Airlines, Inc., Sr Sec’d Term Loan, 8.750%, 09/30/13	$500	$498,645	0.5%

		935,970	0.9
BUILDING PRODUCTS — 0.8%
Jacuzzi Brands, Inc., 1st Lien Term Loan B, 2.531%, 02/07/14[3,9]	941	642,349	0.6
Jacuzzi Brands, Inc., 1st Lien Term Loan, Letter of Credit, 2.501%, 02/07/14[3,9]	40	27,161	0.0	[12]
Jacuzzi Brands, Inc., 2nd Lien Term Loan, 6.781%, 08/07/14[3,9]	1,155	158,843	0.2

		828,353	0.8
COMMERCIAL SERVICES & SUPPLIES — 0.7%
Clarke American Corp., Term Loan B, 2.731%, 06/27/14	97	80,689	0.1
2.751%, 06/27/14	173	143,626	0.1
2.751%, 06/27/14	62	51,295	0.1
2.751%, 06/27/14	156	128,985	0.1
Quebecor World, Inc., Exit Term Loan, 9.000%, 07/21/12	250	250,172	0.3

		654,767	0.7

Total Industrials		2,419,090	2.4

INFORMATION TECHNOLOGY — 4.3%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.2%
Isola Group S.A.R.L., 1st Lien Term Loan, 11.000%, 12/18/12[1,3,4,9]	445	311,546	0.3
Isola Group S.A.R.L., 2nd Lien Term Loan, 17.750%, 12/18/13[1,3,4,9]	250	75,000	0.1
Sirius Computer Solutions, 2nd Lien Term Loan, 6.251%, 05/30/13[3,9]	1,000	820,000	0.8

		1,206,546	1.2

Description	Par (000)	Value	Percent of Net Assets*

IT SERVICES — 2.4%
Compucom Systems, Inc., Term Loan, 3.740%, 08/23/14[3,9]	$901	$839,621	0.8%
First Data Corp., Initial Tranche B-1 Term Loan, 2.982%, 09/24/14	361	319,699	0.3
2.999%, 09/24/14	11	9,720	0.0	[12]
3.001%, 09/24/14	20	17,324	0.0	[12]
First Data Corp., Initial Tranche B-3 Term Loan, 2.999%, 09/24/14	1,394	1,236,353	1.2
3.001%, 09/24/14	73	64,835	0.1

		2,487,552	2.4
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.7%
Freescale Semiconductor, Inc., Incremental Term Loan, 12.500%, 12/15/14	250	255,498	0.3
Freescale Semiconductor, Inc., Term Loan, 1.985%, 11/29/13	490	427,625	0.4

		683,123	0.7

Total Information Technology		4,377,221	4.3

MATERIALS — 5.1%
CHEMICALS — 3.2%
Cristal Inorganic Chemicals, 1st Lien Term Loan, 2.501%, 05/15/14[3,9]	890	790,084	0.8
Cristal Inorganic Chemicals, 2nd Lien Term Loan, 6.001%, 05/15/14[3,9]	500	395,000	0.4
Lyondell Chemical Co., Dutch Tranche A Dollar Term Loan, 3.731%, 12/20/13	23	16,697	0.0	[12]
Lyondell Chemical Co., Dutch Tranche Revolving Credit Loan, 3.731%, 12/20/13	10	7,376	0.0	[12]
Lyondell Chemical Co., German Tranche B-1 Euro Term Loan, 3.981%, 12/22/14	29	21,177	0.0	[12]
Lyondell Chemical Co., German Tranche B-2 Euro Term Loan, 3.981%, 12/22/14	29	21,177	0.0	[12]

See Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2009

Description	Par (000)	Value	Percent of Net Assets*

CHEMICALS (continued)
Lyondell Chemical Co., German Tranche B-3 Euro Term Loan, 3.981%, 12/22/14	$29	$21,177	0.0%[12]
Lyondell Chemical Co., Roll-Up DIP Term Loan, 5.793%, 04/06/10	499	516,234	0.5
6.560%, 04/06/10	369	381,337	0.4
Lyondell Chemical Co., U.S. Tranche A Dollar Term Loan, 3.731%, 12/20/13	72	52,704	0.1
Lyondell Chemical Co., U.S. Tranche B-1 Dollar Term Loan, 7.000%, 12/20/14	125	91,894	0.1
Lyondell Chemical Co., U.S. Tranche B-2 Dollar Term Loan, 7.000%, 12/20/14	125	91,894	0.1
Lyondell Chemical Co., U.S. Tranche B-3 Dollar Term Loan, 7.000%, 12/20/14	1,039	765,114	0.8
Lyondell Chemical Co., U.S. Tranche Primary Revolving Credit Loan, 3.731%, 12/20/13	38	27,662	0.0	[12]

		3,199,527	3.2
DIVERSIFIED MANUFACTURING — 0.9%
BOC Edwards, 1st Priority Lien Term Loan, 2.256%, 05/31/14	1,197	931,883	0.9

PAPER & FOREST PRODUCTS — 1.0%
Abitibi-Consolidated Co. of Canada, Term Loan, 11.000%, 03/31/11	1,079	987,100	1.0

Total Materials		5,118,510	5.1

TELECOMMUNICATION SERVICES — 0.5%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.5%
Level 3 Communications, Tranche A Term Loan, 2.530%, 03/13/14	179	161,607	0.1
2.530%, 03/13/14	71	64,643	0.1

Description	Par (000)	Value	Percent of Net Assets*

DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
Level 3 Communications, Tranche B Term Loan, 11.500%, 03/13/14	$250	$266,250	0.3%

		492,500	0.5

Total Telecommunication Services		492,500	0.5

UTILITIES — 2.2%
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 2.2%
Calpine Corp., 1st Priority Lien Term Loan, 3.135%, 03/29/14	1,063	1,005,799	1.0
Texas Competitive Electric Holdings Co. LLC, Initial Tranche B-2 Term Loan, 3.735%, 10/10/14	968	783,375	0.8
3.751%, 10/10/14	10	8,098	0.0	[12]
TPF Generation Holdings LLC, 2nd Lien Term Loan, 4.481%, 12/15/14	394	335,833	0.3
4.501%, 12/15/14	106	90,417	0.1

		2,223,522	2.2

Total Utilities		2,223,522	2.2

Total Loan Participations & Assignments
(Cost $29,472,737)		27,041,683	26.8

ASSET-BACKED SECURITIES — 1.5%
Countrywide Asset-Backed Certificates, Series 2004-13, Class MV8, VAR, 1.931%, 01/25/35[3,9]	115	5,734	0.0	[12]
Long Beach Mortgage Loan Trust, Series 2004-5, Class M6, VAR, 2.731%, 09/25/34[3,9]	63	3,327	0.0	[12]
Unipac IX LLC, 13.000%, 04/11/13[3],9	1,500	1,466,788	1.5

Total Asset-Backed Securities
(Cost $1,637,812)		1,475,849	1.5

Total Fixed Income Investments
(Cost $143,734,230)		135,853,634	134.7

See Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2009

Description	Shares (000)	Value	Percent of Net Assets*

COMMON STOCKS — 3.2%
CONSUMER DISCRETIONARY — 0.6%
BROADCASTING & CABLE TV — 0.0%[12]
Adelphia Recovery Trust[1,3],9	157	$1	0.0%[12]

LEISURE EQUIPMENT & PRODUCTS — 0.3%
True Temper Sports, Inc., ADR[1,3,9]	43	300,972	0.3

MEDIA — 0.3%
Super Media, Inc.[1]	2	63,525	0.1
Time Warner Cable, Inc.	5	212,414	0.2

		275,939	0.3
TEXTILES, APPAREL & LUXURY GOODS — 0.0%
Broder Brothers Co.[1,3,9]	38	—	0.0
Westpoint Stevens, Inc.[1,3,9]	14	—	0.0

		—	0.0

Total Consumer Discretionary		576,912	0.6

CONSUMER STAPLES — 0.8%
FOOD PRODUCTS — 0.0%[12]
Eurofresh, Inc., ADR[1,3,9]	106	52,943	0.0	[12]

HOUSEHOLD PRODUCTS — 0.8%
Spectrum Brands, Inc.[1]	35	782,730	0.8

Total Consumer Staples		835,673	0.8

INDUSTRIALS — 1.1%
AIRLINES — 0.1%
Delta Air Lines, Inc.[1]	3	28,871	0.1

BUILDING PRODUCTS — 0.0%[12]
Lexington Coal Co.[1,3,9]	25	27,083	0.0	[12]

COMMERCIAL SERVICES & SUPPLIES — 0.2%
World Color Press, Inc., (Canada)[1]	18	168,144	0.2

INDUSTRIAL CONGLOMERATES — 0.8%
Milacron Holdings, Inc.[1,3,9]	1	828,416	0.8

Total Industrials		1,052,514	1.1

INFORMATION TECHNOLOGY — 0.2%
IT SERVICES — 0.1%
Unisys Corp.[1]	3	123,955	0.1

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.1%
MagnaChip Semiconductor S.A., ADR[1,3,9]	793	111,036	0.1

Total Information Technology		234,991	0.2

Description	Shares (000)		Value	Percent of Net Assets*

MATERIALS — 0.2%
CONTAINERS & PACKAGING — 0.2%
Constar International, Inc.[1]	8		$150,100	0.1%
Glasstech, Inc., Class C1,3,9	—	[11]	—	0.0
Portola Packaging[1,3,9]	15		62,100	0.1

Total Materials			212,200	0.2

TELECOMMUNICATION SERVICES — 0.3%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.3%
AboveNet, Inc.[1]	5		333,395	0.3
XO Holdings, Inc.[1]	1		304	0.0	[12]

Total Telecommunication Services			333,699	0.3

UTILITIES — 0.0%[12]
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.0%[12]
Mirant Corp.[1]	1		14,262	0.0	[12]
Total Common Stocks

(Cost $7,797,742)			3,260,251	3.2

PREFERRED STOCKS — 2.1%
CONSUMER DISCRETIONARY — 0.1%
MEDIA — 0.1%
Spanish Broadcasting System, Inc., Pfd[1,3,9]	481		1,215	0.0[12]
Spanish Broadcasting System, Inc., Pfd, Series B, PIK, 10.750%, 03/11/10[1,3,9,14]	—	[11]	76,508	0.1

Total Consumer Discretionary			77,723	0.1

CONSUMER STAPLES — 0.1%
FOOD PRODUCTS — 0.1%
Eurofresh, Inc.[1,3,9]	—	[11]	139,000	0.1

FINANCIALS — 1.9%
COMMERCIAL BANKS — 1.9%
CoBank ACB, Series D, 11.000%, 10/01/14[14]	30		1,493,439	1.5
Royal Bank of Scotland Group plc, Pfd, (United Kingdom), Series 1, ADR, 9.118%, 03/31/10[3,9,14]	444		421,800	0.4

Total Financials			1,915,239	1.9

See Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2009

Description	Shares (000)		Value	Percent of Net Assets*

MATERIALS — 0.0%
CONTAINERS & PACKAGING — 0.0%
Glasstech, Inc., Pfd, Series C1,3,9	—	[11]	$—	0.0%

Total Preferred Stocks
(Cost $3,012,360)			2,131,962	2.1

WARRANTS — 0.2%
INDUSTRIALS — 0.1%
COMMERCIAL SERVICES & SUPPLIES — 0.1%
World Color Press, Inc., (Canada), Series I, expiring 07/20/14 (Strike Price $13.00)[1]	10		44,397	0.0	[12]
World Color Press, Inc., (Canada), Series II, expiring 07/20/14 (Strike Price $16.30)[1]	10		48,904	0.1

			93,301	0.1

TRANSPORTATION SERVICES — 0.0%
IdleAire Technologies Corp., expiring 12/15/15 (Strike Price $1.00)[1,3,9]	1		—	0.0

Total Industrials			93,301	0.1

TELECOMMUNICATION SERVICES — 0.1%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.1%
AboveNet, Inc., Class CW, expiring 09/08/10 (Strike Price $24.00)[1,3,9]	1		41,530	0.1
XO Holdings, Inc., Series A, expiring 01/16/10 (Strike Price $6.25)[1]	1		8	0.0	[12]
XO Holdings, Inc., Series B, expiring 01/16/10 (Strike Price $7.50)[1]	1		—	0.0
XO Holdings, Inc., Series C, expiring 01/16/10 (Strike Price $10.00)[1]	1		8	0.0	[12]

Total Telecommunication Services			41,546	0.1

Total Warrants
(Cost $1,166,218)			134,847	0.2

Description	Shares (000)	Value	Percent of Net Assets*

RIGHT — 0.0%
CONSUMER DISCRETIONARY — 0.0%
TEXTILES, APPAREL & LUXURY GOODS — 0.0%
Westpoint Stevens, Inc., expiring 04/25/14[1,3,9] (Cost $184,476)	13	$—	0.0%

Total Equity Investments
(Cost $12,160,796)		5,527,060	5.5

SHORT-TERM INVESTMENT — 3.5%
INVESTMENT COMPANY — 3.5%
JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100%[5,13] (Cost $3,565,444)	3,565	3,565,444	3.5

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN — 5.0%
INVESTMENT COMPANY — 5.0%
JPMorgan Prime Money Market Fund, Capital Shares, 0.130%[5,13] (Cost $5,079,145)	5,079	5,079,145	5.0

TOTAL INVESTMENTS
(Cost $164,539,615)		150,025,283	148.7

Liabilities in Excess of Other Assets		(49,125,352)	(48.7)

NET ASSETS Applicable to Common Stockholders		$100,899,931	100.0%

ADR	American Depositary Receipt
Cert	Certificate
Co.	Company
DIP	Debtor-in-Possession
Disc	Discount
Guar	Guaranteed
Mtg	Mortgage
Nt	Note
Pfd	Preferred
PIK	Payment in-kind
Sec’d	Secured
Sr	Senior
Sub	Subordinate
Unsec’d	Unsecured
VAR	Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2009.
*	Applicable to common stockholders.
[1]	Non-income producing security.

See Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (concluded)

As of December 31, 2009

[2]

Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Directors and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities amounted to $39,743,263 and 39.4% of net assets applicable to common stockholders.

[3]	Fair valued security. These securities amounted to $15,237,786 and 15.1% of net assets applicable to common stockholders.
[4]	Security in default.
[5]	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
[6]	All or a portion of the security is on loan. Securities on loan have a fair market value of $5,004,836.
[7]	Step-up bond. Interest rate is effective rate as of December 31, 2009.
[8]	Restricted security. These securities amounted to $1,550,000 and 1.5% of net assets applicable to common stockholders.
[9]	Security deemed to be illiquid. These securities amounted to $15,237,786 and 15.1% of net assets applicable to common stockholders.
[10]	All or a portion of the security is reserved for current or potential holdings of swaps, TBAs, when-issued securities and delayed delivery securities.
[11]	Amount rounds to less than one thousand (par or shares).
[12]	Amount rounds to less than 0.1%.
[13]	The rate shown is the current yield as of December 31, 2009.
[14]

Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2009.

See Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Statement of Asset and Liabilities

As of December 31, 2009

ASSETS:
Investments in non-affiliates, at value	$141,380,694
Investments in affiliates, at value	8,644,589

Total investment securities, at value	150,025,283
Cash	157,622
Receivables:
Investment securities sold	1,596,267
Interest and dividends	2,155,478
Securities lending income	3,266
Due from Advisor and Administrator (Note 6)	132,637
Prepaid expenses and other assets	19,769

Total Assets	154,090,322

LIABILITIES:
Payables:
Dividends on preferred stock	408
Investment securities purchased	3,361,871
Collateral for securities lending program	5,079,145
Outstanding swap contracts, at value	584,461
Accrued liabilities:
Investment advisory fees	939,032
Administration fees	6,712
Custodian and accounting fees	6,069
Trustees' and Chief Compliance Officer’s fees	1,374
Excise tax payable (Note 1B)	86,227
Other	125,092

Total Liabilities	10,190,391
Less: Outstanding Preferred Stock (1,720 shares at $25,000 per share) at liquidation value	43,000,000

Net Assets applicable to common stockholders	$100,899,931

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock, $0.01 par value; 49,996,320 shares	$129,509
authorized 12,950,905 shares issued and outstanding Capital in excess of par	168,339,218
Undistributed net investment income	2,354,145
Accumulated net realized gains (losses)	(54,824,148)
Net unrealized appreciation (depreciation)	(15,098,793)

Total Net Assets applicable to common stockholders	$100,899,931

Shares Outstanding	12,950,905
Net asset value per Common Share ($100,899,931/12,950,905)	$7 .79
Cost of investments in non-affiliates	$155,895,026
Cost of investments in affiliates	8,644,589
Value of securities on loan	5,004,836

See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2009

INVESTMENT INCOME:
Interest income from non-affiliates	$11,588,542
Dividend income from non-affiliates	226,164
Dividend income from affiliates	10,823
Income from securities lending (net)	50,104

Total investment income	11,875,633

EXPENSES:
Investment advisory fees (Note 6)	1,398,299
Administration fees (Note 6)	119,348
Custodian and accounting fees (Note 6)	37,104
Audit fees	72,269
Legal fees	145,165
Trustees' and Chief Compliance Officer's fees	15,442
Printing and mailing costs	120,304
Transfer agent fees	9,780
Stock exchange listing fees	19,940
Excise tax expense	86,227
Board election and related proxy expenses (Note 6)	116,483
Insurance	28,343

Operating expenses	2,168,704

Commissions on auction rate preferred stock	109,417

Total expenses	2,278,121

Less amounts waived	(120,779)
Less earnings credits	(17)
Less expense reimbursements (Note 6)	(86,227)

Net expenses	2,071,098

Net investment income (loss)	9,804,535

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(5,872,821)
Payment by affiliate (Note 6)	46,410
Swaps	(950,352)

Net realized gain (loss)	(6,776,763)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	52,195,194
Swaps	685,887
Unfunded commitments	105,545

Change in net unrealized appreciation (depreciation)	52,986,626

Net realized/unrealized gains (losses)	46,209,863

Change in net assets resulting from operations	$56,014,398

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS FROM NET INVESTMENT INCOME	(115,456)

NET INCREASE/(DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$55,898,942

See Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Statement of Changes in Net Assets

For the Periods Indicated

	Year Ended 12/31/2009	Year Ended 12/31/2008
INCREASE/(DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$9,804,535	$15,538,444
Net realized gain (loss)	(6,776,763)	(11,009,018)
Change in net unrealized appreciation (depreciation)	52,986,626	(55,922,165)
Distributions to preferred stockholders from net investment income	(115,456)	(2,124,511)

Net increase/(decrease) in net assets resulting from operations applicable to common stockholders	55,898,942	(53,517,250)

DISTRIBUTIONS TO COMMON STOCKHOLDERS FROM:
Net investment income	(8,547,460)	(11,391,518)

Total distributions to common stockholders	(8,547,460)	(11,391,518)

FUND SHARE TRANSACTIONS (NOTE 2):
Value of 2,494 and 6,196 shares issued in reinvestment of dividends to common stockholders in 2009 and 2008, respectively	11,098	43,683

Total increase in net assets derived from fund share transactions	11,098	43,683

Total net increase/(decrease) in net assets applicable to common stockholders	47,362,580	(64,865,085)
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of period	53,537,351	118,402,436

End of period	$100,899,931	$53,537,351

Undistributed Net Investment Income	$2,354,145	$2,699,219

See Notes to Financial Statements.

Statement of Cash Flows

For the Year Ended December 31, 2009

INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$56,014,398
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(74,946,494)
Proceeds from disposition of investment securities	73,174,852
Purchases of short-term investments, net	(2,034,417)
Purchases of collateral for securities on loan, net	(4,875,182)
Unrealized appreciation/depreciation on swap contracts	(685,887)
Unrealized appreciation/depreciation on investments	(52,195,194)
Unrealized appreciation/depreciation on unfunded commitments	(105,545)
Net realized gain/loss on investments	5,872,821
Net realized gain/loss on swap contracts	950,352
Increase in due from Advisor and Administrator	(132,637)
Increase in receivable for investments sold	(1,338,512)
Decrease in interest and dividends receivable	538,463
Increase in securities lending income receivable	(3,266)
Increase in payable for investments purchased	3,253,663
Increase in collateral for securities lending payable	4,875,182
Increase in excise tax payable	17,027
Increase in accrued expenses and other liabilities	901,420
Net amortization/(accretion) of income	(1,019,277)

Net cash provided (used) by operating activities	8,261,767

Cash flows provided (used) by financing activities:
Cash distributions paid to common stockholders (net of reinvestments of $11,098)	(8,536,362)
Cash distributions paid to preferred stockholders	(118,092)

Net cash provided (used) by financing activities	(8,654,454)

Net increase/decrease in cash	(392,687)

Cash:
Beginning of period	550,309

End of period	$157,622

Supplemental information:

The Fund paid $69,200 in excise taxes.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

See Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Financial Highlights

(Contained below is per share operating performance data for a share of common stock outstanding, total return performance, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements calculated using average shares outstanding and market price data for the Fund’s shares.)

	2009		2008	2007	2006	2005
Net asset value, beginning of period	4.14		9.15	9.95	8.94	9.55

Net investment income	0.76		1.21	1.21	1.09	1.12
Net realized and unrealized gain/(loss) on investments	3.56		(5.18)	(0.84)	1.07	(0.67)
Distributions to preferred stockholders from net investment income	(0.01)		(0.16)	(0.27)	(0.25)	(0.16)

Net increase/(decrease) in net asset value resulting from operations	4.31		(4.13)	0.10	1.91	0.29

Distributions to Common Stockholders from:
Net investment income	(0.66)		(0.88)	(0.90)	(0.90)	(0.90)

Total distributions to common stockholders	(0.66)		(0.88)	(0.90)	(0.90)	(0.90)

Net asset value, end of period	$7.79		$4.14	$9.15	$9.95	$8.94

Market value per share, end of period	$7.38		$3.68	$8.10	$9.80	$8.50

TOTAL INVESTMENT RETURN:(1)
Based on market value per common share(2)	126.57%		(47.76)%	(9.01)%	26.78%	(4.46)%
Based on net asset value per common share(3)(4)	112.51%		(47.98)%	1.24%	22.38%	3.33%
RATIOS TO AVERAGE NET ASSETS:(5)(6)
Net expenses (including expenses related to leverage)(7)(8)	1.73	%(11)	0.59%	1.27%	1.95%	1.59%
Applicable to common stockholders only(7)(9)	2.70	%(12)	0.99%	1.92%	3.01%	2.48%
Net expenses (prior to expenses related to leverage)(7)(8)	1.64	%(11)	0.49%	1.18%	1.86%	1.50%
Applicable to common stockholders only(7)(9)	2.56	%(12)	0.82%	1.79%	2.87%	2.34%
Net investment income(9)	12.80%		16.22%	12.18%	11.61%	12.39%
SUPPLEMENTAL DATA:
Net assets at end of period, net of preferred stock (000).	$100,900		$53,537	$118,402	$128,712	$115,429
Portfolio turnover rate	63%		36%	64%	75%	95%
SENIOR SECURITIES:
Number of preferred shares outstanding at end of period	1,720		1,720	2,640	2,640	2,640
Asset coverage per share of preferred stock outstanding at end of period(10)	$83,663		$56,126	$69,849	$73,755	$68,723
Involuntary liquidation preference and average market value per share of preferred stock	$25,000		$25,000	$25,000	$25,000	$25,000

(1)

Total investment return excludes the effects of commissions. Dividends and distributions to common stockholders, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed, for purposes of this calculation, to be fully subscribed under the terms of the rights offering.

(2)

Assumes an investment at the common share market value at the beginning of the period indicated and sale of all shares at the closing common share market value at the end of the period indicated. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

(3)

Assumes an investment at the common share net asset value at the beginning of the period indicated and sale of all shares at the closing common share net asset value at the end of the period indicated. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

(4)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for common stockholder transactions.

(5)	Ratios do not include the effect of dividends to preferred stock.
(6)	See Note 6 in the Notes to Financial Statements.
(7)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(8)	Ratios calculated relative to the average net assets of both common and preferred stockholders.
(9)	Ratios calculated relative to the average net assets of common stockholders only.
(10)	Calculated by subtracting the Fund's total liabilities (not including the preferred stock) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.
(11)	The Advisor and Administrator voluntarily agreed to waive/reimburse fees during the year ended December 31, 2009. Without these waivers, the ratio would have been higher by 0.17%.
(12)	The Advisor and Administrator voluntarily agreed to waive/reimburse fees during the year ended December 31, 2009. Without these waivers, the ratio would have been higher by 0.27%.

See Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements

1.	SIGNIFICANT ACCOUNTING POLICIES — Pacholder High Yield Fund, Inc. (the “Fund”) is a closed-end, diversified management investment company with a leveraged capital structure. The Fund’s investment objective is to provide a high level of total return through current income and capital appreciation. Under normal circumstances, the Fund invests at least 80% of the value of its assets in high yield debt securities. The Fund invests primarily in fixed income securities of domestic companies. The Fund was incorporated under the laws of the State of Maryland in August 1988.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.	SECURITY VALUATIONS — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Directors. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Directors. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Directors. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. At December 31, 2009, $15,237,786 of the Fund’s investments were fair valued.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$275,939	$—	$300,973		$576,912
Consumer Staples	782,730	—	52,943		835,673
Industrials	197,015	—	855,499		1,052,514
Information Technology	123,955	—	111,036		234,991
Materials	150,100	—	62,100		212,200
Telecommunication Services	333,699	—	—		333,699
Utilities	14,262	—	—		14,262

Total Common Stocks	1,877,700	—	1,382,551		3,260,251

Preferred Stocks
Consumer Discretionary	—	—	77,723		77,723
Consumer Staples	—	—	139,000		139,000
Financials	—	1,493,439	421,800		1,915,239
Materials	—	—	—	(a)	—	(a)

Total Preferred Stocks	—	1,493,439	638,523		2,131,962

Debt Securities
Asset-Backed Securities	—	—	1,475,849		1,475,849
Corporate Bonds
Consumer Discretionary	—	31,138,613	291,226		31,429,839
Consumer Staples	—	4,260,891	2,518,525		6,779,416
Energy	—	8,029,265	—		8,029,265
Financials	—	12,401,187	730,000		13,131,187
Health Care	—	4,485,375	950,328		5,435,703
Industrials	—	11,793,112	1,873,259		13,666,371
Information Technology	—	4,221,028	405,358		4,626,386
Materials	—	9,660,093	871,033		10,531,126
Telecommunication Services	—	7,905,219	—		7,905,219
Utilities	—	5,801,590	—		5,801,590

Total Corporate Bonds	—	99,696,373	7,639,729		107,336,102

Loan Participations & Assignments
Consumer Discretionary	—	8,371,449	—		8,371,449
Consumer Staples	—	1,147,446	—		1,147,446
Financials	—	2,891,945	—		2,891,945
Industrials	—	1,590,737	828,353		2,419,090
Information Technology	—	2,331,054	2,046,167		4,377,221
Materials	—	3,933,426	1,185,084		5,118,510
Telecommunication Services	—	492,500	—		492,500
Utilities	—	2,223,522	—		2,223,522

Total Loan Participations & Assignments	—	22,982,079	4,059,604		27,041,683

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Right
Consumer Discretionary	$—	$—	$—	(a)	$—	(a)
Warrants
Industrials	93,301	—	—	(a)	93,301
Telecommunication Services	16	—	41,530		41,546

Total Warrants	93,317	—	41,530		134,847

Short-Term Investment
Investment Company	3,565,444	—	—		3,565,444
Investments of Cash Collateral for Securities on Loan
Investment Company	5,079,145	—	—		5,079,145

Total Investments in Securities	$10,615,606	$124,171,891	$15,237,786		$150,025,283

Depreciation in Other Financial Instruments
Swaps	$—	$(584,461)	$—		$(584,461)

(a)	Security has zero value.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 12/31/08		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 12/31/09
Investments in Securities
Asset-Backed Securities	$1,458,514		$746	$540	$7,522	$(12,693)	$21,220	$1,475,849
Common Stocks — Consumer Discretionary	2		—	(14,921)	—	285,094	30,798	300,973
Common Stocks — Consumer Staples	—		—	(117,481)	—	—	170,424	52,943
Common Stocks — Industrials	26,323		—	453,771	—	375,405	—	855,499
Common Stocks — Information Technology	—		—	(1,441,684)	—	1,552,720	—	111,036
Common Stocks — Materials	—	(a)	—	(191,700)	—	253,800	—	62,100
Corporate Bonds — Consumer Discretionary	—		(454,591)	507,615	1,619	19,483	217,100	291,226
Corporate Bonds — Consumer Staples	8,718		—	84,394	(1,332)	459,807	1,966,938	2,518,525
Corporate Bonds — Financials	—		—	530,361	(361)	—	200,000	730,000
Corporate Bonds — Healthcare	—		—	(270,327)	46	238,433	982,176	950,328
Corporate Bonds — Industrials	329,094		(197,109)	94,637	(49,567)	(377,740)	2,073,944	1,873,259
Corporate Bonds — Information Technology	351,671		—	53,687	—	—	—	405,358
Corporate Bonds — Materials	62,100		—	(96,581)	6,967	898,547	—	871,033
Corporate Bonds — Utilities	70,000		—	—	—	—	(70,000)	—
Loan Participation & Assignments — Industrials	—		314	(85,030)	9,684	423,816	479,569	828,353
Loan Participation & Assignments — Information Technology	—		2,868	799,361	3,980	(85,716)	1,325,674	2,046,167
Loan Participation & Assignments — Materials	—		—	406,183	7,324	(10,362)	781,939	1,185,084
Preferred Stocks — Consumer Discretionary	76,507		—	1,216	—	—	—	77,723
Preferred Stocks — Consumer Staples	—		—	(258,656)	—	—	397,656	139,000
Preferred Stocks — Financials	—		1,530	27,665	—	392,605	—	421,800
Preferred Stocks — Materials	—	(a)	—	—	—	—	—	—	(a)
Right — Consumer Discretionary	—	(a)	—	—	—	—	—	—	(a)
Warrants — Industrials	—	(a)	—	—	—	—	—	—	(a)
Warrants — Telecommunication Services	3,915		—	37,615	—	—	—	41,530

Total	$2,386,844		$(646,242)	$520,665	$(14,118)	$4,413,199	$8,577,438	$15,237,786

(a)	Security has zero value.

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

Transfers into, or out of, Level 3 are valued using values as of the beginning of the period.

The change in unrealized appreciation (depreciation) attributable to securities owned at December 31, 2009, which were valued using significant unobservable inputs (Level 3) amounted to $293,999. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations and the Statement of Changes in Net Assets.

B.	FEDERAL TAXES — It is the Fund’s policy to make distributions to stockholders of net investment income and net realized capital gains to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Fund intends to continue to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code and to distribute to stockholders each year substantially all of its taxable income, if any, including realized gains on investments.

The Fund reserves the right to retain investment company taxable income and/or net capital gains. As such, excise taxes may be recognized and paid on undistributed income and capital gain amounts. For the tax year ended 2009, the Fund retained approximately $2,155,665 in income and incurred an excise tax of $86,227.

Distributions paid by the Fund are subject to recharacterization for tax purposes. A portion of dividends paid may consist of net realized gains. To the extent that capital loss carryforwards are available to offset the distribution of capital gains but are not utilized at the end of the Fund’s fiscal year, such capital gain distributions may be taxable to stockholders as ordinary income.

The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Capital in Excess of Par Value	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain/Loss From Security Transactions
$(4,438,792)	$(1,486,693)	$5,925,485

The reclassification for the Fund relates primarily to expiration of capital loss carryforwards and periodic payments from swaps.

The tax character of distributions paid during the years ended December 31, 2009 and 2008 was as follows:

	2009	2008
Common Stockholder
Ordinary Income	$8,547,460	$11,391,518
Preferred Stockholder
Ordinary Income	$115,456	$2,124,511

The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

C.	SECURITIES TRANSACTIONS AND INVESTMENT INCOME —Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on an identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

D.	SECURITIES LENDING — The Fund may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, serves as lending agent for the Fund pursuant to a Securities Lending Agreement (“Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in approved instruments

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

(“collateral investments”), in accordance with investment guidelines. Upon termination of the loan, the Fund is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Fund or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments, net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as dividend or interest income, respectively, on the Statement of Operations. For the year ended December 31, 2009, the Fund earned $24,802 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities, plus accrued interest, and 105% of the value of loaned non-U.S. securities, plus accrued interest. Although JPMCB has agreed to maintain collateral from borrowers equal to at least 102% and 105% of the value of loaned U.S. and international securities, respectively; due to market volatility coupled with provisions in the Securities Lending Agreement, collateral amounts may fall below these levels. The Securities Lending Agreement, however, requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 100% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of cash collateral investments are disclosed in the Schedule of Portfolio Investments. At December 31, 2009, the value of outstanding securities on loan and the value of collateral investments were as follows:

Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
$5,004,836	$5,079,145	$5,079,145

The Fund bears the risk of loss associated with the investment of the cash collateral and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, when the Advisor does not believe that it is prudent to sell the cash collateral investments to fund this liability.

Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB has agreed to indemnify the Fund from losses resulting from a borrower failure to return a loaned security.

The Fund invests cash collateral amounts received from borrowers in JPMorgan Prime Money Market Fund — Capital Shares. The Advisor of the Fund waived fees associated with the Fund’s investment in JPMorgan Prime Money Market Fund of $4,091 for the year ended December 31, 2009. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Fund’s investment in such fund. A portion of the waiver is voluntary.

Under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of the loans of U.S. securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month.

The Fund incurred lending agent fees to JPMCB in the amount of $1,635 for the year ended December 31, 2009.

E.	EXPENSES AND DISTRIBUTIONS — Expenses are accrued as incurred. Dividends to common stockholders are paid from net investment income monthly and distributions of net realized capital gains, if any, are paid at least annually. Dividends to preferred stockholders are accrued daily based on a variable interest rate set at weekly auctions or, in the absence of a successful auction, at a maximum rate as calculated in accordance with the Fund’s Articles Supplementary for Auction Rate Cumulative Preferred Stock and are paid weekly from net investment income. Distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

F.	WHEN, AS AND IF ISSUED SECURITIES — The Fund may engage in “when-issued” or “delayed delivery” transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

The Fund had no when-issued or delayed-delivery purchase commitments as of December 31, 2009.

G.	LOAN PARTICIPATIONS AND ASSIGNMENTS — The Fund may invest in loan participations and assignments of all or a portion of the loans. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, the Fund has direct rights against the borrower on a loan when it purchases an assignment; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. As a result, the Fund assumes the credit risk of the Borrower and the Selling Participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). Although certain loan assignments or participations are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. In addition, loan assignments and participations are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan assignments and participations and certain loan assignments and participations which were liquid, when purchased, may become illiquid.

H.	UNFUNDED COMMITMENTS — The Fund may enter into commitments to buy and sell investments including commitments to buy loan assignments and participations to settle on future dates as part of its normal investment activities. The unrealized appreciation/depreciation from unfunded commitments is reported in the Statement of Assets and Liabilities. Credit risks exist on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

At December 31, 2009, the Fund had no unfunded commitments outstanding.

2.	COMMON STOCK — At December 31, 2009, there were 49,996,320 shares of common stock with a $.01 par value authorized and 12,950,905 shares outstanding. During the years ended December 31, 2009 and December 31, 2008, the Fund issued 2,494 and 6,196 shares of common stock, respectively, in connection with its dividend reinvestment plan.

3.	PREFERRED STOCK — On June 29, 2001, the Fund issued shares of Series W Auction Rate Cumulative Preferred Stock (“ARPS”) at an offering price of $25,000 per share. Dividends on these shares are paid weekly at an annual rate determined by a weekly auction or, in the absence of a successful auction, at a maximum rate as calculated in accordance with the Fund’s Articles Supplementary for Auction Rate Cumulative Preferred Stock. In general, the holders of the ARPS and the common stock vote together as a single class, except that the ARPS stockholders, as a separate class, vote to elect two members of the Board of Directors. The ARPS has a liquidation value of $25,000 per share, plus accumulated and unpaid dividends. At December 31, 2009, accrued ARPS dividends were $408.

The Fund is subject to certain limitations and restrictions associated with outstanding shares of ARPS, including maintaining an asset coverage ratio of 200% for such shares. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common stockholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Stock at their liquidation value.

On November 26, 2008 the Fund announced that it was not permitted to pay the monthly dividend for November to common stockholders, because the Fund’s asset coverage for outstanding ARPS was less than the 200% requirement.

In order to meet the 200% asset coverage ratio and resume the declaration and payment of monthly dividends, on December 10, 2008 and December 18, 2008, the Fund announced the voluntary redemption of 800 and 120 shares of ARPS, respectively. The Fund irrevocably deposited the redemption proceeds of $23,000,000 with the Fund’s paying agent in December and on the date of such deposits, the 920 Preferred Shares were no longer deemed to be outstanding. All rights of the holders of the redeemed shares were terminated.

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

The Fund declared a dividend to common stockholders on December 11, 2008, which consisted of the cancelled November 2008 dividend as well as the December 2008 dividend.

The weekly auction for the ARPS issued by the Fund has failed since February 13, 2008, due to insufficient demand (bids to buy shares) to meet supply (shares offered for sale) at the auction. Holders of preferred shares who wish to sell will not be able to do so until there is a successful auction with sufficient demand for the shares. Failed auctions are not considered a default by the Fund and do not alter the credit quality of the ARPS. However, failed auctions may increase the cost of the Fund’s leverage and decrease the income available for common stockholders. ARPS holders have continued to receive dividends at the “maximum rate” set on the date of the failed auction, and the redemption price of $25,000 per share (plus accumulated but unpaid dividends, if any) is unaffected. Based on the rating assigned to the Fund’s ARPS, the maximum rate may range from 150%-275% of the “AA” Financial Composite Commercial Paper Rate as of a given auction date. The maximum rate incurred during the year ended December 31, 2009 ranged from 0.090% to 0.452%. The maximum rate as of the February 11, 2010 auction was 0.165%, which is 150% of the “AA” Financial Composite Commercial Paper Rate on that date.

See Footnote 4 for discussion of interest rate swaps used to partially hedge the ARPS dividend payment obligations.

4.	INTEREST RATE SWAPS — Interest rate swaps are agreements between the counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

The Fund entered into interest payment swap arrangements with Citibank, N.A. New York (“Citibank”) for the purpose of partially hedging its dividend payment obligations with respect to the ARPS.

The Fund may be subject to various risks from the use of interest rate swaps including: (i) the risk that changes in the value of an interest rate swap may not correlate perfectly with the underlying asset, rate or index; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms. Investing in swaps also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded in the Statement of Assets and Liabilities.

The Fund decreased the volume of activity in swaps during the year ended December 31, 2009 with an average notional balance of $21,923,076 during the year ended December 31, 2009 and an ending notional balance of $15,000,000 as of December 31, 2009.

Pursuant to each of the swap arrangements, the Fund makes payments to Citibank on a monthly basis at fixed annual rates. In exchange for such payments Citibank makes payments to the Fund on a monthly basis at a variable rate determined with reference to the one month London Interbank Offered Rate (LIBOR). The variable rates ranged from 0.231% to 0.564% during the year ended December 31, 2009.

The effective date, upfront premiums, notional contract amount, maturity, fixed and floating annual rates and unrealized appreciation/depreciation of the swaps are as follows:

Effective Date	Upfront Premiums (Paid)/ Received	Notional Contract Amount	Maturity	Payments Made by the Fund	Payments Received by the Fund	Floating Annual Rate*	Unrealized Appreciation/ (Depreciation)
8/14/2006	—	$5 million	06/01/10	5.255% monthly	1 month LIBOR monthly	0.231%	$(124,483)
12/1/2006	—	$5 million	12/01/10	5.010% monthly	1 month LIBOR monthly	0.231	(223,929)
11/30/2007	—	$5 million	06/01/11	4.000% monthly	1 month LIBOR monthly	0.231	(236,049)

Total							$(584,461)

*	Represents rate in effect at December 31, 2009.

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

For the year ended December 31, 2009, the Fund’s receipts under the swap agreements were less than the amount paid and accrued to Citibank by $950,352 and are shown in net realized gain (loss) in the accompanying Statement of Operations.

The estimated fair value of the interest rate swap agreements at December 31, 2009, amounted to approximately $584,461 in net unrealized depreciation and is included in the accompanying Statement of Assets and Liabilities.

5.	PURCHASES AND SALES OF SECURITIES — Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2009 aggregated $74,946,494 and $73,174,852, respectively. During the year ended December 31, 2009, there were no purchases or sales of U.S. Government securities.

6.	TRANSACTIONS WITH INVESTMENT ADVISOR, ADMINISTRATOR, ACCOUNTING SERVICES AGENT AND CUSTODIAN — JPMIM, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co., serves as investment advisor to the Fund under an Investment Advisory Agreement (the “Advisory Agreement”), which was approved by shareholders at the Annual Meeting held on April 22, 2009 and which became effective on May 1, 2009. Under the Advisory Agreement, JPMIM is entitled to receive an annual investment advisory fee (the “Performance Fee”), computed and paid monthly after the end of each calendar month, at a rate that increases or decreases from a “fulcrum fee” of 0.90% of the Fund’s average net assets over a rolling 12-month period. The increase or decrease is calculated by comparing the total return investment performance of the Fund (net of all fees and expenses, including the advisory fee) for the prior 12-month period (the “Fund Return”) to the percentage change in the Credit Suisse First Boston High Yield Index, Developed Countries Only (the “Index”) for the same period. The fee rate is 0.90% of the Fund’s average net assets if the performance of the Fund Return equals the Index Return. The fee rate increases or decreases from the 0.90% “fulcrum fee” by 10% of the difference between the Fund Return and the Index Return, up to the maximum fee rate of 1.40% or down to the minimum fee rate of 0.40%. The fee rate is calculated monthly based on the performance of the Fund compared to the Index during the rolling twelve month period. This rate is applied to the average net assets (defined as the total assets of the Fund minus liabilities other than the principal amount of any outstanding senior securities representing indebtedness and the liquidation preference of the ARPS) during the entire 12-month period. The compensation due to the Advisor after the end of each month shall be equal to 1/12th of the amount of the advisory fee calculated as stated above.

During the 12-month period immediately following May 1, 2009 (the “Transition Period”), the Fund shall pay JPMIM the minimum fee payable under the Advisory Agreement and pay JPMIM any balance due based on the Fund’s investment performance during the Transition Period upon completion of such period.

The Performance Fee, based on the comparative performance for the rolling eight month period of May 1, 2009 to December 31, 2009, was calculated and accrued at an annual rate of 1.40%. As per the Advisory Agreement, JPMIM will be paid at the minimum annual rate of 0.40% until the end of the Transition Period at which time any balance due will be paid to JPMIM. Advisory fees accrued for this period resulted in a net expense to the Fund of $1,203,512.

Prior to May 1, 2009, JPMIM served as investment advisor to the Fund under the Investment Advisory Agreement effective as of January 1, 2007 (the “2007 Advisory Agreement”). Under the 2007 Advisory Agreement, the performance fee was calculated under the same terms as the Advisory Agreement, except that the fees recorded in a single month included adjustments, if necessary, relating to the payments made in the previous 12-month period. Under the 2007 Advisory Agreement, the amounts recorded in the financial statements may have been greater or less than the maximum/minimum rate of the performance fee.

For the four months ended April 30, 2009, the advisory fee under the 2007 Advisory Agreement was calculated and paid based on 0.40% of the average net assets (as defined above) of the Fund. Advisory fees charged for this period, resulted in a net expense to the Fund of $194,787.

The combined effective advisory fee rate calculated for the annual period ended December 31, 2009, was an annual effective rate of 1.17%. Advisory fees calculated for the annual period ended December 31, 2009, resulted in a net expense to the Fund of $1,398,299.

The Fund has an administrative services agreement with JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) (an affiliate of JPMIM) pursuant to which the Administrator provides administrative services to the Fund. Under the agreement, the Administrator receives from the Fund a fee, accrued at least weekly and paid monthly, at the annual rate of 0.10% of the average weekly net assets of the Fund. At December 31, 2009, accrued administrative fees were $6,712.

Effective January 2008, JPMFM and JPMIM have agreed that JPMFM will not increase the 10 basis point fee payable under the Fund’s administrative services contract through December 31, 2012.

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co., is the Fund’s sub-administrator. For its services as sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

The Fund has a Global Custody and Fund Accounting Agreement (the “Agreement”) with JPMCB. For providing custody services under the Agreement, JPMCB is entitled to a fee from the Fund, accrued weekly and paid monthly. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

The Fund is a party to loan participations and assignments that were transacted with JPMorgan Chase & Co. or its affiliates through the normal course of business.

For the year ended December 31, 2009, the Fund’s service providers voluntarily waived fees or reimbursed expenses in an amount equal to expenses that the Fund incurred in association with the election of the current Board of Directors including related proxy expenses and amounts owed to the Fund due to operational errors. None of these parties expects the Fund to repay any such waived fees in future years.

Voluntary Waivers
Advisor	Administration	Total	Reimbursements
$52,328	$62,969	$115,297	$86,227

In addition, effective January 2008, JPMFM and JPMIM have agreed to cap director compensation expenses and legal fees payable by the Fund through December 31, 2012, at the amount of such compensation and fees for 2007 (exclusive of extraordinary director compensation and legal fees attributable to the 2008 Board consolidation whereby the former Board of Directors was elected). The agreed-upon cap does not apply to director compensation expenses for special meetings or to legal fees incurred with respect to matters not in the ordinary course of the Fund’s business.

In addition to investing cash collateral from securities lending in a J.P. Morgan money market fund, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor and Administrator waive fees in an amount sufficient to offset the advisory, administration and shareholder servicing fees each charged to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended December 31, 2009 (excluding the waiver disclosed in Note 1.D. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) was $5,482.

Affiliates of JPMorgan Chase & Co. will make payments to the Fund of $46,410 and $86,227 relating to operational errors.

7.	COMPONENTS OF ACCUMULATED EARNINGS (LOSSES) — At December 31, 2009, the components of net assets applicable to common stockholders (excluding paid in capital) on a tax basis were as follows:

December 31, 2009
Gross unrealized appreciation on investments	$9,995,586
Gross unrealized depreciation on investments	(24,562,938)

Net unrealized appreciation/(depreciation) on investments	$(14,567,352)

Cost of investments for Federal Tax purposes	$164,592,635

The difference between the book-basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to wash sale loss deferrals.

At December 31, 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$2,352,890	$(54,742,798)	$(15,095,309)

The cumulative timing differences primarily consist of swap interest accruals, wash sale loss deferrals and defaulted bond interest.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

year. For the year ended December 31, 2009, the Fund deferred to January 1, 2010 post October capital losses of $28,327.

At December 31, 2009, the Fund had available a capital loss carryforward of $54,742,798, of which $8,135,473 expires in 2010, $20,873,746 expires in 2011, $2,030,683 expires in 2012, $6,916,560 expires in 2013, $416,016 expires in 2015, $1,876,547 expires in 2016 and $14,493,773 expires in 2017, to offset any future net capital gains.

During the year ended December 31, 2009, $4,438,792 of the Fund’s capital loss carryovers expired.

8.	SCHEDULE OF RESTRICTED SECURITIES — A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by rule under the Act, or an exemption from the registration requirements of the Act. At December 31, 2009, the Fund held restricted securities representing 1.5% of the Fund’s net assets applicable to common stockholders. The restricted securities held as of December 31, 2009 are identified below:

Security	Description	Acquisition Date	Cost of Security
Golden State Foods Corp., Private Placement, Sr Sub Nt, 9.240%, 01/10/12	Corporate Bond	2/26/2004	$1,553,072

9.	ILLIQUID SECURITIES — The Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult. At December 31, 2009, the Fund held illiquid securities representing 15.1% of net assets applicable to common stockholders.

10.	RISKS, CONCENTRATIONS AND INDEMNIFICATIONS — The Fund invests at least 80% of its assets in high yield debt securities. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. These securities involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The ability of the issuers of debt and asset-backed securities, including sub-prime securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed securities, including sub-prime securities, can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

The Fund’s officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund is party to a derivative contract governed by International Swaps and Derivatives Association Master Agreements (“ISDA agreements”) with a counterparty. The Fund’s ISDA agreement, which is separately negotiated with the dealer counterparty, may contain provisions allowing, absent other considerations, the counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. Such rights often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse impact on the Fund.

On December 9, 2008 and January 12, 2009, Citigroup and Morgan Stanley, respectively, became beneficial owners of a significant portion of the Fund’s outstanding ARPS and based on such ownership, could each be deemed to be an affiliate of the Fund. Both Citigroup and Morgan Stanley have informed the Fund that they intend to comply with a No Action Letter that enables them not to be deemed affiliates of the Fund. These parties could have an impact on matters that affect the Fund’s shareholders due to the voting rights associated with the ARPS, as detailed in the “Preferred Stock” note, included in this report.

As of December 31, 2009, the Fund is a party to interest rate swaps, and certain securities loans and loan participations and assignments

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (concluded)

that were transacted with either Citigroup or Morgan Stanley in the normal course of business.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap and option contracts, credit-linked notes and TBA securities.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

11.	SUBSEQUENT EVENT — Management has evaluated all subsequent transactions and events after the balance sheet date through February 25, 2010, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

PACHOLDER HIGH YIELD FUND, INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Pacholder High Yield Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Pacholder High Yield Fund, Inc. (hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 25, 2010

PACHOLDER HIGH YIELD FUND, INC.

Tax Letter (Unaudited)

Certain tax information for the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended December 31, 2009. The information and distributions reported is this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2009. The information necessary to complete your income tax returns for the calendar year ending December 31, 2009 will be received under separate cover.

Dividends Received Deductions (DRD)

1.56% of ordinary income distributions qualified for the 70% dividends received deduction for corporate shareholders for the Fund’s fiscal year ended December 31, 2009.

PACHOLDER HIGH YIELD FUND, INC.

Directors (Unaudited)

Name (Year of Birth); Positions With the Fund	Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held Outside Fund Complex

Independent Directors

William J. Armstrong (1941); Director of Fund since 2009; Director of heritage J.P. Morgan Funds since 1987.	Elected at 2009 Shareholder Meeting	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	132	None.

John F. Finn (1947); Director of Fund since 2009; Director of heritage One Group Mutual Funds since 1998.	Elected at 2009 Shareholder Meeting	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	132	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Director of Fund since 2009; Director of heritage J.P. Morgan Funds since 2003.	Elected at 2009 Shareholder Meeting	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	132	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Director of Fund since 2009; Director of heritage J.P. Morgan Funds since 2002.	Elected at 2009 Shareholder Meeting	Retired; Director of Administration of the State of Rhode Island (2003-2004); President – Consumer Banking and Investment Services. Fleet Boston Financial (1971-2001).	132	None.

Peter C. Marshall (1942); Director of Fund since 2009; Director of heritage One Group Mutual Funds since 1985.	Elected at 2009 Shareholder Meeting	Self-employed business consultant (2000-present); Senior Vice President, V.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000-2002); President, DCI Marketing, Inc. (1992-2000).	132	Director, Center for Deaf and Hard of Hearing (1990-present).

PACHOLDER HIGH YIELD FUND, INC.

Directors (Unaudited) (continued)

Name (Year of Birth); Positions With the Fund	Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held Outside Fund Complex

Independent Directors (continued)

Marilyn McCoy* (1948); Director of Fund since 2009; Director of heritage One Group Mutual Funds since 1999.	Elected at 2009 Shareholder Meeting	Vice President of Administration and Planning, Northwestern University (1985-present).	132	Trustee, Carleton College (2003-present).

William G. Morton. Jr. (1937); Director of Fund since 2009; Director of heritage J.P. Morgan Funds since 2003.	Elected at 2009 Shareholder Meeting	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	132	Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Director of Fund since 2009; Director of heritage One Group Mutual Funds since 1997.	Elected at 2009 Shareholder Meeting	President, Carleton College (2002-present); President, Kenyon College (1995-2002).	132	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-present).

Fergus Reid, III (1932); Director of Fund (Chairman) since 2009; Director (Chairman) of heritage J.P. Morgan Funds since 1987.	Elected at 2009 Shareholder Meeting	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	132	Trustee, Morgan Stanley Funds (165 portfolios) (1992-present).

Frederick W. Ruebeck (1939); Director of Fund since 2009; Director of heritage One Group Mutual Funds since 1994.	Elected at 2009 Shareholder Meeting	Self-employed consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	132	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Director of Fund since 2009; Director of heritage J.P. Morgan Funds since 2001.	Elected at 2009 Shareholder Meeting	Retired: Managing Director of Bankers Trust Company (financial services) (1968-1998).	132	None.

PACHOLDER HIGH YIELD FUND, INC.

Directors (Unaudited) (continued)

Name (Year of Birth); Positions With the Fund	Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held Outside Fund Complex

Interested Directors

Frankie D. Hughes** (1952), Director of Fund since 2009.	Elected at 2009 Shareholder Meeting	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	132	None.

Leonard M. Spalding, Jr.*** (1935); Director of Fund since 2009; Director of heritage J.P. Morgan Funds since 1998.	Elected at 2009 Shareholder Meeting	Retired: Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	132	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catherine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation (2005-present).

(1)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Directors serves currently includes ten registered investment companies (132 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.
**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.
***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Directors is 245 Park Avenue, New York, NY 10167.

PACHOLDER HIGH YIELD FUND, INC.

Officers (Unaudited)

Name (Year of Birth), Positions Held with the Fund (Since)	Principal Occupations During Past 5 Years

George C.W. Gatch (1962), President (Position held since 2009)	Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (Position held since 2008)*	Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President (Position held since 2007), Chief Administrative Officer and Treasurer (Position held since 2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Frank J. Nasta (1964), Secretary (Position held since 2009)

Managing Director and Associate General Counsel, JPMorgan Chase since 2008: Previously, Director, Managing Director, General Counsel and Corporate Secretary. J. & W. Seligman & Co. Incorporated;

Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (Position held since 2008)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

The	contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.
*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

PACHOLDER HIGH YIELD FUND, INC.

Supplemental Information (Unaudited)

Portfolio Holdings Information

No sooner than 10 days after the end of each month, the Fund’s uncertified complete schedule of its portfolio holdings as well as certain other fund facts and statistical information will be available on our website (www.phf-hy.com). In addition, the Fund files its certified, complete schedule of its portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available, without charge, on the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

No sooner than 10 calendar days after the end of each month, the Fund’s top 10 holdings as of the last day of each month as well as certain other fund facts and statistical information will also be available on the Fund’s website.

Proxy Voting

A description of the policies and procedures used by the Fund to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, on the Fund’s website at www.phf-hy.com and (ii) on the SEC’s website at www.sec.gov.

Dividend Reinvestment Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) offers Common Stockholders (“Shareholders”) a convenient way to invest their income dividends and capital gain distributions in additional shares of the Fund’s common stock.

Shareholders who participate in the Plan will have all income dividends and capital gain distributions automatically reinvested by Computershare Investor Services LLC (the “Plan Agent”) pursuant to the Plan. When a dividend is declared, Shareholders who do not participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the Shareholder of record (or if the shares are held in street name or nominee name, then to the nominee) by the Plan Agent, which serves as agent for the Shareholders in administering the Plan. Shareholders who participate in the Plan will receive the equivalent in shares of the Fund valued at the lower of market price or net asset valued as described below. (i) If the shares are trading at net asset value or at a premium above net asset value on the payment date, the Fund will issue new shares at the greater of net asset value or 95% of the current market price. (ii) If the shares are trading at a discount from net asset value on payment date, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares in the open market, on the NYSE AMEX or elsewhere, for the participants’ accounts. If before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average purchase price per share paid by the Plan Agent may exceed the exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. If the purchases have not been made prior to 30 days after the payment date, the Plan Agent may receive the uninvested portion in newly issued shares.

The Plan Agent’s fees for handling the reinvestment of Dividends will be paid by the Fund. There will be no brokerage charge to Shareholders for shares issued directly by the Fund as a result of dividends or distributions payable either in stock or cash. Each Shareholder who participates in the Plan, however will pay pro rate share of brokerage commissions incurred with respect to the Plan Agent’s open-market-purchases in connection with the reinvestment of dividends or distributions.

The automatic reinvestment of income dividends and capital gain distributions will not relieve a Shareholder of any federal, state or local income tax that may be payable on such dividends. Therefore, income and capital gains may still be realized even though Shareholders do not receive cash.

A Shareholder may terminate his/her account under the Plan by notifying the Plan Agent in writing. Upon termination, a shareholder can either receive a certificate for the number of full shares held in the Plan and a check for fractional shares or have shares sold by the Plan Agent and the proceeds sent to the shareholder, less a transaction fee of $15 plus $0.07 per share.

The Fund reserves the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare Investor Services, Dividend Reinvestment Services, P.O. Box A3309, Chicago, IL 60690-3309, by calling 888-294-8217 or www.computershare.com.

PACHOLDER HIGH YIELD FUND, INC.

Supplemental Information (Unaudited) (concluded)

Privacy Policy

Respecting and protecting customer privacy is vital to Pacholder High Yield Fund, Inc. This Policy explains what Pacholder High Yield Fund, Inc. does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of Pacholder High Yield Fund, Inc. through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our web site, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. We do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for Pacholder High Yield Fund, Inc. The transfer agent needs this information to process your purchase and sale transactions, to pay dividends to you and to update your account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm Pacholder High Yield Fund, Inc. or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

Special Notice for California Residents.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

Special Notice for Vermont Residents.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE PACHOLDER HIGH YIELD FUND, INC. PRIVACY COMMITMENT. Pacholder High Yield Fund, Inc. is committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.phf-hy.com.

ITEM 2.	CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Directors in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES
2009 – $43,750
2008 – $44,430*

*	Audit fees reported in 2008 Form N-CSR filing also included audit-related fees.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES
2009 – $20,900
2008 – $14,400

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant that were reasonably related to the performance of the annual audit of the Registrant’s financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2009 – $4,640
2008 – $4,670

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2009 and 2008.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2009 – Not applicable
2008 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the

Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2009 – 0.0%
2008 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2009 - $24.7 million

2008 - $25.5 million

These amounts also include the aggregate non audit fees billed by the Independent Registered Public Accounting firm for services rendered to J.P. Morgan Chase & Co. (“JPMC”) and certain related entities.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The Registrant has a separately-designated standing Audit Committee established by the Board of Directors of the Registrant in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Directors, each of whom is not an “interested person” as defined in the Investment Company Act of 1940, as amended:

William J. Armstrong

John F. Finn

Robert J. Higgins

Frederick W. Ruebeck

James J. Schonbachler

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

The Registrant has adopted proxy voting policies and procedures, as defined in Item 7 of Form N-CSR. A copy of the policies and procedures is filed as Exhibit 12(a)(3) to this Form. The Board of Directors has delegated to the Fund’s investment adviser (the “Adviser”), proxy voting authority with respect to the Fund’s portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the Fund, the Fund’s Board of Directors has adopted the Adviser’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues.

The Adviser and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.

Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, the Adviser will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that the Adviser and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, the Adviser has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. (“ISS”) in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund’s investment adviser or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how the Adviser will vote the proxy. In addressing any material conflict, the Adviser may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain Adviser personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

•

Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for the Adviser to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to the Adviser in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. The Adviser also considers the cost of voting in light of the expected benefit of the vote.

•

Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, the Adviser pays particular attention to management’s arguments for promoting the prospective change. The Adviser’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

•

The Adviser is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, the Adviser will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

•	The Adviser will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

•	The Adviser will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

•

The Adviser will vote in favor of increases in capital which enhance a company’s long-term prospects. The Adviser will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, the Adviser will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

•

The Adviser will vote in favor of proposals which will enhance a company’s long-term prospects. The Adviser will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

•	The Adviser reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, the Adviser will generally vote against such proposals and vote for revoking existing plans.

•

Where social or environmental issues are the subject of a proxy vote, the Adviser will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.

•

With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) the Adviser’s position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

•

The Adviser considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

•

The Adviser votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

•	The Adviser also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

•	The Adviser votes against proposals for a super-majority vote to approve a merger.

•

The Adviser considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

•

The Adviser votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders’ equity and dilution to voting power. The Adviser generally considers other management compensation proposals on a case-by-case basis.

•

The Adviser also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGEMENT TEAM

The portfolio management team for the Fund is led by William J. Morgan, Managing Director. Mr. Morgan has been the lead portfolio manager for the Fund since June 2000 and has been part of the team responsible for management of the Fund since its inception. Currently, Mr. Morgan is a high-yield team leader and the portfolio manager for accounts in the high yield, aggressive income high yield, and insurance asset BB styles. Mr. Morgan earned a B.A. from Kenyon College and an M.B.A. from Xavier University. James P. Shanahan, Jr., Managing Director, also serves as portfolio manager for the Fund focusing primarily on investments in distressed debt. Mr. Shanahan has been part of the team responsible for the management of the Fund since 1988. Mr. Shanahan holds a B.A. from Xavier University and a J.D. from the University of Cincinnati College of Law. James E. Gibson, Vice President, is primarily responsible for trading on behalf of the Fund and has been part of the portfolio management team for the Fund since 1988. Mr. Gibson is one of the principal high yield traders in the Adviser’s U.S. Fixed Income Group. Mr. Gibson holds a B.S. from the University of Cincinnati College of Business Administration in finance. Mr. Morgan, Mr. Shanahan, and Mr. Gibson were officers of the Fund’s former adviser, Pacholder & Company, LLC, since its inception in 1998 and have been officers of and/or associated with the Adviser since March 1, 2005.

OTHER ACCOUNTS MANAGED

As of December 31, 2009, Mr. Morgan was part of the portfolio management team for four other mutual funds with a total of approximately $5.6 billion in assets; eight pooled investment vehicles with a total of approximately $6 billion in assets; and nine other accounts with a total of approximately $718 million in assets. As of December 31, 2009, Mr. Shanahan was part of the portfolio management team for four other mutual funds with a total of approximately $7.8 billion in assets; seven pooled investment vehicles with a total of approximately $1.8 billion in assets; and ten other accounts with a total of approximately $1.1 billion in assets. As of December 31, 2009, Mr. Gibson was part of the portfolio management team for two other mutual fund with a total of approximately $5.5 billion in assets. The Adviser is not paid a performance based fee in connection with the mutual funds, the pooled investment vehicles or the other accounts.

POTENTIAL CONFLICTS OF INTEREST

The potential for conflicts of interest exists when a portfolio manager manages other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the Adviser’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

The Adviser and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Adviser and its affiliates or a portfolio manager by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser or its affiliates could be viewed as having a conflict of interest to the extent that the Adviser or an affiliate has a proprietary investment in Similar Accounts, a portfolio manager has personal investments in Similar Accounts or the Similar Accounts are investment options in the Adviser’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon the Adviser and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Adviser and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase the Adviser’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, the Adviser or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments the Adviser or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

The goal of the Adviser and its affiliates is to meet their fiduciary obligation with respect to all clients. The Adviser and its affiliates have policies and procedures that seek to manage conflicts. The Adviser and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with the Adviser’s Codes of Ethics and JPMorgan Chase & Co.’s Code of Conduct. With respect to the allocation of investment opportunities, the Adviser and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with the Adviser’s and its affiliates’ duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the Adviser and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.

PORTFOLIO MANAGER COMPENSATION

The portfolio managers’ total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected funds advised by the Adviser or its affiliates. These elements reflect individual performance and the performance of the Adviser’s business as a whole.

The portfolio managers’ performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios a portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating a portfolio manager’s performance with respect to the funds he manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark over one, three and five year periods (or such shorter time as the portfolio manager has managed a fund). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected funds.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGEMENT TEAM

Information concerning ownership of securities of the Fund owned by Mr. Morgan, Mr. Shanahan and Mr. Gibson as of December 31, 2009 is set forth below:

William J. Morgan: $500,001 – $1,000,000

James P. Shanahan, Jr.: $100,001 – $500,000

James E. Gibson: $100,001 – $500,000

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases covered by this Item during the period covered by this report.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

The Registrant has adopted proxy voting policies and procedures, as defined in Item 7 of Form N-CSR. A copy of the policies and procedures is filed as Exhibit 12(a)(3) to this Form.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacholder High Yield Fund, Inc.

By:	/s/
George C.W. Gatch
President and Principal Executive Officer
March 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/
George C.W. Gatch
President and Principal Executive Officer
March 8, 2010

By:	/s/
Patricia A. Maleski
Treasurer and Principal Financial Officer
March 8, 2010